As Filed with the Securities and Exchange Commission on May 1, 2006

Registration File Nos. 333-61761

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 12	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 18 (Check appropriate box or boxes.)	☒

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Stewart Greene, Esq.	Copy to:
TIAA-CREF Life Insurance Company 730 Third Avenue	Mary E. Thornton, Esq. Sutherland Asbill & Brennan LLP
New York, NY 10017-3206	1275 Pennsylvania Avenue, N.W.
(Name and address of agent for service)	Washington, DC 20004-2415

Title of Securities Being Registered: Individual, Deferred Variable Annuity Contracts

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2006

PERSONAL ANNUITY SELECT

Individual Deferred Variable Annuity Contract Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Personal Annuity Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

Important Note: TIAA-CREF Life has suspended sales of the Personal Annuity Select contracts. Since May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to their contracts.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate premiums to a TIAA-CREF Life fixed account or to the separate account’s eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

■ Growth Equity Fund ■ Growth & Income Fund ■ International Equity Fund ■ Large-Cap Value Fund	■ Small-Cap Equity Fund ■ Stock Index Fund ■ Social Choice Equity Fund ■ Real Estate Securities Fund

As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the investment account’s mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. Note that not all funds are available in all states.

More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2006. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling (800) 223-1200. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.  The Investment Company Act of 1940, as amended.

Accumulation.  The total value of your accumulation units plus the value in the fixed account.

Accumulation Period.  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit.  A share of participation in the separate account.

Annuitant.  The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Unit.  A measure used to calculate the amount of annuity payments due a contractowner.

Beneficiary.  Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same beneficiary for both of these two situations.

Business Day.  Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year. Calendar days end at the same time as business days.

Commuted Value.  The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contract.  The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Personal Annuity Select Prospectus	1

Fixed Account.  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in TIAA-CREF Life’s general account.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option.  Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).  The Internal Revenue Code of 1986, as amended.

Premium.  Any amount you invest in the contract.

Second Annuitant.  The natural person whose life is used in determining the annuity payments to be received under a survivor income option.

Separate Account.  TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life’s other assets.

Survivor Income Option.  An option that continues lifetime annuity payments as long as either the annuitant or the second annuitant is alive.

TIAA.  Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company.

Valuation Day.  Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

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SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THE PERSONAL ANNUITY SELECT?

Personal Annuity Select is a variable annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Under the Personal Annuity Select contract, you may allocate your premiums to a TIAA-CREF Life fixed account or to a TIAA-CREF Life separate account, which consists of eight variable investment accounts that invest in underlying mutual funds. As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

The contract accepts only after-tax dollars, which means your premiums can’t be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren’t taxed until withdrawn or paid as annuity income. Withdrawals of accumulated investment earnings are taxable as ordinary income.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None
(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

Personal Annuity Select Prospectus	3

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
	Maximum Contractual Fees	Fee Waiver(1)	Current Fees
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%
(1)	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the highest and lowest total operating expenses charged by these funds for the year ended December 31, 2005. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds’ prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.29%

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(2)
Growth Equity Fund	0.25%	None	0.25%	0.85%
Growth & Income Fund	0.23%	None	0.23%	0.83%
International Equity Fund	0.29%	None	0.29%	0.89%
Large-Cap Value Fund	0.24%	None	0.24%	0.84%
Small-Cap Equity Fund	0.10%	None	0.10%	0.70%
Stock Index Fund	0.06%	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.25%	0.85%
(1)	Because Teachers Advisors, Inc. (Advisors), the investment manager of the TIAA-CREF Life Funds, is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, the Funds’ Other Expenses are included in the management fee.
(2)	If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, and 1.45% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

Personal Annuity Select Prospectus	5

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$87	$271	$471	$1,049
Growth & Income Account	$85	$265	$460	$1,025
International Equity Account	$91	$284	$493	$1,096
Large-Cap Value Account	$86	$268	$466	$1,037
Small-Cap Equity Account	$72	$224	$390	$871
Stock Index Account	$67	$211	$368	$822
Social Choice Equity Account	$68	$214	$373	$835
Real Estate Securities Account	$87	$271	$471	$1,049

Example Without Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$148	$459	$792	$1,735
Growth & Income Account	$146	$452	$782	$1,713
International Equity Account	$152	$471	$813	$1,779
Large-Cap Value Account	$147	$456	$787	$1,724
Small-Cap Equity Account	$132	$412	$713	$1,568
Stock Index Account	$128	$400	$692	$1,523
Social Choice Equity Account	$129	$403	$697	$1,534
Real Estate Securities Account	$148	$459	$792	$1,735

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “Charges,” page 17.

For condensed financial information pertaining to each variable investment account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

TIAA-CREF Life has suspended sales of the Personal Annuity Select contracts. Since May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts.

In the event sales resume, to purchase a contract, you must complete an application and make an initial payment of at least $250, or $25 under an automatic investment plan using Electronic Funds Transfer (EFT). Additional contributions must be at least $25. For details, see “Purchasing a Contract and Remitting Premiums,” page 11.

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CAN I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the accumulation value calculated on the date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don’t allow us to refund accumulation value only, we’ll refund the premiums you paid to the contract. We will consider the contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the returned contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to the separate account during the “free look” period can’t exceed $10,000. For details, see “Purchasing a Contract and Remitting Premiums,” page 11.

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Currently, you can transfer funds from the variable investment accounts to the fixed account and among the variable investment account options as often as you like (except from the International Equity Account, as described below). You may not, however, make more than two transfers from the International Equity Account in any 90-day period. We also will process electronic transfer requests that we receive at or after 2:30 p.m. Eastern Time for transfers into or out of the International Equity Account on the next business day. (We may impose further restrictions in the future, or take other steps to discourage market timing.) All transfers must be for at least $250 or your entire contract accumulation. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. For details, see pages 15 & 16.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulation to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

Personal Annuity Select Prospectus	7

The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant or until the end of a specified guaranteed period, whichever is greater. For details, see “The Contract—the Annuity Period,” page 19.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The amount of the death benefit will be the greater of the amounts you’ve accumulated in your accounts or the total premiums paid under your contract (less any cash withdrawals). For details, see “Death Benefits,” page 22.

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.2 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2005, TIAA’s assets were approximately $171.1 billion; the combined assets for TIAA and CREF totaled approximately $359.1 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life’s guarantees).

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

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Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.

TIAA-CREF LIFE FUNDS

GENERAL

TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds but may add other funds in the future.

Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

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Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

FUND PROSPECTUS

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the funds, are described fully in their prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling (800) 223-1200, or by accessing the TIAA-CREF Web Center at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

INVESTMENT MANAGEMENT

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment advisor which is also a TIAA subsidiary.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds doesn’t plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

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ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING INVESTMENT PORTFOLIOS; ADDING OR DELETING INCOME METHODS

We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one investment portfolio for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the Investment Company Act of 1940 as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

THE CONTRACT—THE ACCUMULATION PERIOD

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits under the variable component of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

Initial Premiums.   TIAA-CREF Life has suspended sales of the Personal Annuity Select contracts. Since May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts. In the event new sales resume, we’ll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

Note that we cannot accept money orders, travelers check, or cash. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. Initial

Personal Annuity Select Prospectus	11

premiums must be for at least $250. However, you may establish an automatic investment plan using electronic funds transfers with a minimum investment of $25 by completing an authorization form. (The initial payment must be made by check.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your initial premium unless you instruct us otherwise upon being contacted.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you:   When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Additional Premiums.   Subsequent premiums must be for at least $25. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

Personal Annuity Premiums

P.O. Box 530195

Atlanta, GA 30353-0195

If you don’t have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice.

Electronic Payment.   You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial premium, send us your application;

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2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:
•	Your name, address and Social Security Number(s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions.  You may only open one contract in any calendar year. Except as described below, the contract doesn’t restrict how large your premiums are or how often you send them although we reserve the right to impose restrictions in the future. Currently, your total premiums and transfers to the variable investment accounts during the “free look” period can’t exceed $10,000 if you live in any of the following states: Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia, Wisconsin.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the variable investment options count toward this limit. Further, the total amount of premiums we accept from any financial advisory firm may be limited. Call us for more information.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

More About Remitting Premiums. We will not be deemed to have received any premiums sent to the addresses designated in this prospectus for remitting premiums, until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

ACCUMULATION UNITS

The premiums you allocate or transfers you make to the variable investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular variable investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine

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how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

THE FIXED ACCOUNT

This prospectus provides information mainly about the contract’s variable component. Following is a brief description of the fixed account.

You can allocate premiums to the fixed account or transfer from the variable investment accounts to the fixed account at any time. Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act.

TIAA-CREF Life guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA-CREF Life can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.

For details about the fixed account, see your contract.

TRANSFERS

You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account’s variable investment accounts and from those accounts to the fixed account. Currently, we don’t charge you for transfers or limit the number of transfers you may make from the variable investment accounts to the fixed account or among the variable investment account options (except from the International Equity Account, as described below).

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MARKET TIMING/TRANSFER POLICIES

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. These costs are borne by all contractowners, including long-term investors who do not generate the costs. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the International Equity Account.

To discourage market-timing activity and control certain transfer activity, TIAA-CREF Life has adopted the following policies and procedures.

•	You may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days.
•	If we receive a request for an electronic transfer (i.e. over the Internet, by telephone or by fax) into or out of the International Equity Account prior to 2:30 p.m. Eastern Time, we will process the request based on unit values determined at the end of that Business Day. If we receive an electronic transfer request into or out of the International Equity Account on or after 2:30 p.m. Eastern Time, we will process the request based on unit values determined at the end of the next Business Day.
•	Under the contract, transfers or withdrawals from the fixed account to any of the variable investment accounts are limited to once every 180 days. TIAA-CREF Life may defer a transfer from the fixed account for up to six months.
•	If we regard the transfer activity as disruptive to the Underlying Funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet We may also stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar transfer activity could be handled differently because of the surrounding circumstances.
•	We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.
•

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to

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identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected account.

Cash withdrawals

You can withdraw some or all of your accumulation in the variable investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there’s no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we’ll cancel your contract and all of our obligations to you under the contract will end.

Systematic withdrawals and dollar cost averaging

You may set up a program to make cash withdrawals or engage in dollar cost averaging automatically, subject to state regulatory approval. You may do so by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation, or, from the fixed account, interest only, until you tell us to stop the transactions or until your accumulation is exhausted. You must have total accumulations of at least $10,000 under your contract to start a program, and the program must be set up so that at least $100 is automatically withdrawn or transferred at a time (other than the “interest only” option). Your withdrawal and transfer transactions cannot begin earlier than seven days after we receive all your required forms, and you may not begin a program during the “free look” period. We reserve the right to suspend the systematic withdrawal and dollar cost averaging programs at any time. Note that systematic withdrawals and dollar cost averaging does not assure or profit or protect against a loss in declining markets.

Withdrawals to pay advisory fees

You can set up a program to have monies withdrawn directly from your contract accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want these monies to be withdrawn. Funds will be withdrawn from each of your accounts on a pro rata basis. These payments will be treated as cash withdrawals for tax purposes. If you are under age 59 1/2 you will likely incur a 10% federal tax penalty on earnings in addition to regular income tax. You should discuss the potential for this penalty with a qualified tax adviser before agreeing to have advisory fees deducted from your contract. Before you set up this program, make sure you understand all the possible tax consequences. We reserve the right to determine which financial advisors are eligible for this type of fee arrangement.

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General considerations for all transfers and cash withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us. Transfers to the fixed account begin participating on the day after the business day we receive your transfer request and any required information and documentation.

To request a transfer, write to TIAA-CREF Life’s home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or go to the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see “Federal Income Taxes,” page 24.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each variable investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time (up to the 1.20% maximum), we will provide at least three months’ notice before any raise.

Administrative Expense Charge.   This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

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Mortality and Expense Risk Charge.   TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the annuity starting date. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when it’s payable.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses.   Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fees for the TIAA-CREF Life Funds available under your contract are currently as follows:

Annual Fund Expenses (as a percentage of the average daily net assets of the fund)
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%

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For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premiums.   The contract provides for no front-end charges.

Premium Taxes.   Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then. State premium taxes currently range from 1.00% to 3.50% of premium payments.

THE CONTRACT—THE ANNUITY PERIOD

You can apply your contract accumulations to provide you with annuity payments. You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulations to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the fixed and variable payout options. In the case of variable payments, your payments will also be based on the investment returns of the fund(s) underlying the variable account(s) you choose and the income charge method you choose. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can’t be later than the annuitant’s 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can’t be earlier than fourteen months after the day your contract is issued. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant’s 90th birthday. If you haven’t picked an income option by then or if we have not otherwise received all the necessary

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information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the fixed and variable investment accounts to which your accumulations were allocated, in the same proportion as the accumulation.

Technically all benefits are payable at TIAA-CREF Life’s home office, but if you instruct us, we’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

PAYMENT FROM THE FIXED ACCOUNT

Your payments from the fixed account are based on the value of the accumulation in your contract determined at the end of the last calendar day of the month before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your accumulations is fixed, based upon:

•	the amount of your fixed account accumulation
•	the annuity option you choose
•	the length of the fixed period or guaranteed period, as applicable
•	the frequency of payment you choose
•	the ages of the annuitant and any second annuitant, and
•	the current annuity rates, not to be less than those specified in your contract’s rate schedule.

Payments are not variable—they won’t change based on the investment experience of any variable investment account.

PAYMENT FROM THE VARIABLE INVESTMENT ACCOUNTS

Your initial income payments out of the variable investment accounts will be based on:

•	the value of your accumulation in an investment account on the last valuation day before the annuity starting date
•	the annuity option you choose
•	the length of the fixed period or guaranteed period, as applicable
•	the frequency of payment you choose
•	the ages of the annuitant and any second annuitant, and
•	an assumed annual investment return of 4% and the current mortality basis, not to be less than that set forth in the contract’s rate schedule

Subsequent payments will be based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

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You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

ANNUITY OPTIONS

You have a number of different annuity options. The current options are:

•	One-Life Annuities with or without Guaranteed Period. Pays income as long as the annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your annuitant dies before it’s over, income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you don’t opt for a guaranteed period, all payments end at your annuitant’s death—so that it’s possible for you to receive only one payment if your annuitant dies less than a month after payments start.
•	Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner. The period you choose may be limited by applicable tax laws.
•	Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the annuitant or the second annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

From the variable investment accounts, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) while guaranteed period payments are being made, or (ii) under a Fixed-Period Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

You will be able to transfer all or part of the future annuity income payable from each investment account one time each calendar quarter to another

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investment account or to the fixed account. One time a calendar year, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum limited to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred, subsequent transfers may be made only among those variable investment accounts, but not back to the fixed account.

We’ll process your transfer on the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date.

You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

For more, see the SAI.

DEATH BENEFITS

AVAILABILITY; CHOOSING BENEFICIARIES

Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

SPECIAL OPTION FOR SPOUSES

If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments

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for a fixed period ending in the twelve-month period before the fifth anniversary of the death. Fixed account accumulations will be used to provide payments from the fixed account and variable investment account accumulations will be used to provide payments from the variable investment accounts initially in the same proportion as each investment account’s accumulation to the contract’s total investment account accumulation.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit will equal the greater of:

(1)	the amount you have accumulated in the variable investment accounts and fixed accounts on the day we authorize payment of the death benefit, or
(2)	the total premiums paid under your contract minus any cash withdrawals (or any surrender charges on cash withdrawals).

If (2) is greater than (1), we’ll deposit the difference in the fixed account as of the day we authorize payment of the death benefit.

METHODS OF PAYMENT OF DEATH BENEFITS

You can choose in advance the method by which we’ll pay death benefits. The level of death benefits received will depend on the method of payment selected. You can block your beneficiaries from changing the method you’ve chosen or you can leave the choice to them. The method of payment you’ve chosen can be changed by notifying us in writing, provided death benefits haven’t yet started.

TIAA-CREF Life limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. With methods offering periodic payments, benefits are usually monthly, but the death benefit beneficiary can request to receive them quarterly, semiannually, or annually instead. At present, the methods of payment for TIAA-CREF Life death benefits are:

•	Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person.
•	One-Life Annuities with or without Guaranteed Period. Payable monthly for the life of the death benefit beneficiary or through a specified guaranteed period, whichever is longer. The guaranteed period may be limited by applicable tax laws.
•	Fixed-Period Annuities. Payable over two to thirty years, as determined by you or your beneficiary. The payment period may be limited by applicable tax laws.

Single-sum payments must be made within five years of your death. Other methods of payment must begin within one year of your death.

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The One-Life Annuities are available only if the death benefit beneficiary is a natural person. We reserve the right to require a change in choice if the chosen method results in payments of less than $100.

The amount of your death benefit payments under a One-Life Annuity or Fixed Period Annuity method is determined in the same way as annuity payments.

If your beneficiary dies while guaranteed or fixed period payments are being made, any periodic payments or other amounts remaining due will be paid to the person named by you or the beneficiary. We may pay the commuted value of these payments in a lump sum unless the beneficiary directs otherwise.

TIMING OF PAYMENTS

Usually we’ll make the following kinds of payments from the variable investment accounts within seven calendar days after we’ve received the information we need to process a request:

1.	Cash withdrawals;
2.	Transfers to another variable investment account, the fixed account or another company; and
3.	Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

In General.  Internal Revenue Code (IRC) section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

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The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals.  If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments.  Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds.  Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Penalty Tax on Some Withdrawals.  You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;
(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);
(3)	after you become disabled; or
(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

Possible Tax Changes.  Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax adviser.

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WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) will treat as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax adviser before buying more than one annuity contract for the purpose of gaining a tax advantage.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page 19), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

OTHER TAX ISSUES

Federal Estate Taxes.  While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax.  Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.

26	Prospectus Personal Annuity Select

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your accumulation balances and/or your current allocation percentages, transfer among the variable investment accounts and the fixed account, and/or allocate future premiums to the variable investment accounts or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and the Internet are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is (800) 842-2252. To use the Internet, access the TIAA-CREF Web Center at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA-CREF LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free (800) 223-1200.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone (800) 223-1200.

Personal Annuity Select Prospectus	27

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call (800) 223-1200, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at (800) 223-1200, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

DISTRIBUTING THE CONTRACTS

We offer the contracts to the public on a continuous basis, although we have suspended sales of the contracts since May 22, 2003. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

The contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts, although we pay TPIS a fee from our general account assets for sales of the contracts. For fiscal years 2003, 2004 and 2005, we paid TPIS $180,481, $298,679 and $299,993 respectively, for distribution of the contracts, and TPIS retained these amounts. We intend to recoup payments made to TPIS through fees and charges imposed under the contract.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

28	Prospectus Personal Annuity Select

for the Statement of Additional Information

B-3	Variable Annuity Payments

B-3	Tax Status of the Contract

B-4	Statements and Reports

B-4	General Matters

B-4	State Regulation

B-4	Legal Matters

B-5	Experts

B-5	Additional Information

B-5	Financial Statements

B-6	Index to Financial Statements

Personal Annuity Select Prospectus	29

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements for the year ended December 31. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

CONDENSED FINANCIAL INFORMATION	continued

	PA Select and SPIA Account
	Stock Index Investment Account
	For the Years Ended December 31,							December 1, 1998 (commencement of operations) to December 31, 1998(a)
	2005	2004	2003	2002	2001	2000	1999
PER ACCUMULATION UNIT DATA:
Investment income—net	$.327	$.347	$.691	$.310	$.162	$.079	$.273	$.046
Net realized and unrealized gain (loss) on investments	1.251	2.597	5.404	(5.871)	(3.573)	(2.517)	5.184	1.050
Net increase (decrease) in Accumulation Unit value	1.578	2.944	6.095	(5.561)	(3.411)	(2.438)	5.457	1.096
Accumulation Unit value:
Beginning of period	29.182	26.238	20.143	25.704	29.115	31.553	26.096	25.000
End of period	$30.760	$29.182	$26.238	$20.143	$25.704	$29.115	$31.553	$26.096

TOTAL RETURN	5.41%	11.22%	30.26%	(21.64)%	(11.72)%	(7.72)%	20.91%	4.39%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%	0.30%	0.30%	0.02%
Investment income—net	1.09%	1.26%	3.54%	1.54%	0.73%	0.98%	5.09%	0.18%
Portfolio turnover rate	5.55%	11.55%	4.71%	11.42%	6.95%	8.87%	0.17%	0.00%
Thousands of Accumulation Units outstanding at end of period	4,303	4,449	4,397	3,363	2,667	2,062	723	4
Net assets at end of period (in thousands)	136,162	132,964	117,326	68,585	68,574	60,021	22,827	104
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Condensed Financial Information	continued

	PA Select and SPIA Account
	Growth Equity Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period Ended March 1, 2000 (commencement of operations) to December 2000(a)
PER ACCUMULATION UNIT DATA:
Investment income (loss)—net	$.007	$.045	$.089	$.032	$.004	$(.011)
Net realized and unrealized gain (loss) on investments	.652	.702	2.732	(4.442)	(4.392)	(6.012)
Net increase (decrease) in Accumulation Unit value	.659	.747	2.821	(4.410)	(4.388)	(6.023)
Accumulation Unit value:
Beginning of period	13.747	13.000	10.179	14.589	18.977	25.000
End of period	$14.406	$13.747	$13.000	$10.179	$14.589	$18.977

TOTAL RETURN	4.80%	5.75%	27.71%	(30.22)%	(23.12)%	(24.09)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	0.05%	0.29%	0.80%	0.30%	0.08%	(0.18)%
Portfolio turnover rate	9.64%	11.78%	22.14%	11.43%	17.43%	7.50%
Thousands of Accumulation Units outstanding at end of period	1,733	1,848	2,119	1,950	1,587	1,018
Net assets at end of period (in thousands)	25,602	26,002	27,938	19,979	23,151	19,327
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Condensed Financial Information	continued

	PA Select and SPIA Account
	Growth & Income Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period Ended March 1, 2000 (commencement of operations) to December 31, 2000(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$.162	$.211	$.233	$.150	$.133	$.129
Net realized and unrealized gain (loss) on investments	1.107	1,606	3.782	(5.116)	(3.304)	(1.438)
Net increase (decrease) in Accumulation Unit value	1.269	1.817	4.015	(4.966)	(3.171)	(1.309)
Accumulation Unit value:
Beginning of period	21.386	19.569	15.554	20.520	23.691	25.000
End of period	$22.655	$21.386	$19.569	$15.554	$20.520	$23.691

TOTAL RETURN	5.93%	9.28%	25.81%	(24.20)%	(13.39)%	(5.23)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	0.75%	1.02%	1.57%	0.97%	0.92%	1.63%
Portfolio turnover rate	9.66%	14.16%	8.76%	16.97%	16.20%	3.37%
Thousands of Accumulation Units outstanding at end of period	1,553	1,639	1,653	1,278	1,017	521
Net assets at end of period (in thousands)	36,489	35,832	32,820	20,075	20,869	12,353
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Condensed Financial Information	continued

	PA Select and SPIA Account
	International Equity Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period March 1, 2000 (commencement of operations) to December 31, 2000(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$.203	$.237	$.193	$.226	$.134	$.074
Net realized and unrealized gain (loss) on investments	2.410	2.415	4.293	(2.136)	(4.253)	(7.943)
Net increase (decrease) in Accumulation Unit value	2.613	2.652	4.486	(1.910)	(4.119)	(7.869)
Accumulation Unit value:
Beginning of period	18.240	15.588	11.102	13.012	17.131	25.000
End of period	$20.853	$18.240	$15.588	$11.102	$13.012	$17.131

TOTAL RETURN	14.32%	17.01%	40.41%	(14.68)%	(24.04)%	(31.48)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.21%	1.57%	1.89%	2.34%	1.17%	1.24%
Portfolio turnover rate	16.74%	22.53%	39.54%	19.10%	14.01%	2.95%
Thousands of Accumulation Units outstanding at end of period	1,840	1,572	1,290	1,013	669	436
Net assets at end of period (in thousands)	39,020	29,078	20,361	11,290	8,703	7,470
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Condensed Financial Information	continued

	PA Select and SPIA Account
	Social Choice Equity Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period March 1, 2000 (commencement of operations) to December 31, 2000(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$.226	$.285	$.247	$.205	$.155	$.165
Net realized and unrealized gain (loss) on investments	1.335	2.245	4.667	(4.620)	(3.340)	(.875)
Net increase (decrease) in Accumulation Unit value	1.561	2.530	4.914	(4.415)	(3.185)	(.710)
Accumulation Unit value:
Beginning of period	24.134	21.604	16.690	21.105	24.290	25.000
End of period	$25.695	$24.134	$21.604	$16.690	$21.105	$24.290

TOTAL RETURN	6.47%	11.71%	29.44%	(20.92)%	(13.11)%	(2.84)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.48%	0.30%	0.30%	0.25%
Investment income—net	1.01%	1.28%	1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate	9.21%	15.89%	6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period	682	639	586	352	196	69
Net assets at end of period (in thousands)	17,928	15,490	12,696	5,875	4,141	1,676
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Condensed Financial Information	continued

	PA Select and SPIA Account
	Large-Cap Value Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$2.989	$5.110	$1.342	$.137
Net realized and unrealized gain (loss) on investments	(1.275)	1.525	6.805	(0.159)
Net increase (decrease) in Accumulation Unit value	1.714	6.635	8.147	(0.022)
Accumulation Unit value:
Beginning of period	39.760	33.125	24.978	25.000
Ending of period	$41.474	$39.760	$33.125	$24.978

TOTAL RETURN	4.31%	20.03%	32.62%	(0.09)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.55%	0.10%
Investment income—net	7.58%	19.32%	12.64%	0.82%
Portfolio turnover rate	23.69%	28.50%	16.52%	0.10%
Thousands of Accumulation Units outstanding at end of period	443	406	194	7
Net assets at end of period (in thousands)	18,800	16,615	6,581	173
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Condensed Financial Information	continued

	PA Select and SPIA Account
	Small-Cap Equity Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$6.277	$6.521	$3.612	$.100
Net realized and unrealized gain (loss) on investments	(4.556)	.487	8.323	(0.370)
Net increase (decrease) in Accumulation Unit value	1.721	7.008	11.935	(0.270)
Accumulation Unit value:
Beginning of period	43.673	36.665	24.730	25.000
Ending of period	$45.394	$43.673	$36.665	$24.730

TOTAL RETURN	3.94%	19.11%	48.26%	(1.08)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.57%	0.10%
Investment income—net	14.05%	17.34%	28.61%	0.85%
Portfolio turnover rate	25.58%	33.50%	30.08%	0.05%
Thousands of Accumulation Units outstanding at end of period	388	415	328	10
Net assets at end of period (in thousands)	18,045	18,452	12,208	241
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Condensed Financial Information	continued

	PA Select and SPIA Account
	Real Estate Securities Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$6.933	$6.600	$4.160	$.289
Net realized and unrealized gain (loss) on investments	(3.939)	4.520	5.577	(0.475)
Net increase (decrease) in Accumulation Unit value	2.994	11.120	9.737	(0.186)
Accumulation Unit value:
Beginning of period	45.671	34.551	24.814	25.000
Ending of period	$48.665	$45.671	$34.551	$24.814

TOTAL RETURN	6.56%	32.18%	39.24%	(0.74)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.55%	0.10%
Investment income—net	14.87%	22.08%	2.87%	2.88%
Portfolio turnover rate	32.87%	40.07%	31.14%	112.27%
Thousands of Accumulation Units outstanding at end of period	611	613	403	14
Net assets at end of period (in thousands)	30,623	28,643	14,151	347
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

PROSPECTUS

MAY 1, 2006

LIFETIME VARIABLE SELECT

Individual Deferred Variable Annuity Contract Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Lifetime Variable Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate premiums to ten investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

■ Growth Equity Fund	■ Stock Index Fund
■ Growth & Income Fund	■ Social Choice Equity Fund
■ International Equity Fund	■ Real Estate Securities Fund
■ Large-Cap Value Fund	■ Bond Fund
■ Small-Cap Equity Fund	■ Money Market Fund

As with all variable annuities, your accumulations in your contract can increase or decrease, depending on how well the investment account’s mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. Note that not all funds are available in all states.

More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2006. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800-223-1200. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.  The Investment Company Act of 1940, as amended.

Accumulation.  The total value of your accumulation units.

Accumulation Period.  The period that begins with your first premium and continues as long as you still have an amount accumulated in the separate account.

Accumulation Unit.   A share of participation in the separate account.

Annuitant.  The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Unit.  A measure used to calculate the amount of annuity payments due a contractowner.

Beneficiary.  Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same beneficiary for both of these two situations.

Business Day.  Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year. Calendar days end at the same time as business days.

Commuted Value.  The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For any contract, the commuted value is based on interest at an effective annual rate of 4 percent, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contract.  The individual, flexible premium, deferred variable annuity described in this prospectus.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Income Change Method.  How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Lifetime Variable Select Prospectus	1

Income Option.  Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).  The Internal Revenue Code of 1986, as amended.

Premium.  Any amount you invest in the contract.

Second Annuitant.  The natural person whose life is used in determining the annuity payments to be received under a survivor income option.

Separate Account.  TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life’s other assets.

Survivor Income Option.  An option that continues lifetime annuity payments as long as either the annuitant or the second annuitant is alive.

TIAA.  Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company.

Valuation Day.  Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

2	Prospectus Lifetime Variable Select

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THE LIFETIME VARIABLE SELECT?

Lifetime Variable Select is a variable annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Under the Lifetime Variable Select contract, you may allocate your premiums among ten investment accounts of a TIAA-CREF Life separate account that invest in the following funds of the TIAA-CREF Life Funds:

•Growth Equity Fund	•Stock Index Fund
•Growth & Income Fund	•Social Choice Equity Fund
•International Equity Fund	•Real Estate Securities Fund
•Large-Cap Value Fund	•Bond Fund
•Small-Cap Equity Fund	•Money Market Fund

As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

The contract accepts only after-tax dollars, which means your premiums can’t be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren’t taxed until withdrawn or paid as annuity income. Withdrawals of accumulated investment earnings are taxable as ordinary income.

The contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

Lifetime Variable Select Prospectus	3

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees that you will pay at the time that you transfer accumulation among investment options and lists certain categories of other contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes(1) (as a percentage of premiums, if applicable)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Transfer fee(2) (if applicable)	$25
(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.
(2)	There is no charge for the first 24 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers.

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL CONTRACT FEES
Annual Maintenance Fee(3)	$25
(3)	We impose the annual maintenance fee on every anniversary of your contract and on surrender. The annual maintenance fee is waived if your contract accumulations exceed $25,000 on the anniversary date of your contract or the date of surrender.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
	Maximum Contractual Fees	Fee Waiver(4)	Current Fees
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%
(4)	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

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TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the highest and lowest total operating expenses charged by these funds for the year ended December 31, 2005. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds’ prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.29%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND
	Management (investment advisory) Fees	Other Expenses(5)	Total Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(6)
Growth Equity Fund	0.25%	None	0.25%	0.85%
Growth & Income Fund	0.23%	None	0.23%	0.83%
International Equity Fund	0.29%	None	0.29%	0.89%
Large-Cap Value Fund	0.24%	None	0.24%	0.84%
Small-Cap Equity Fund	0.10%	None	0.10%	0.70%
Stock Index Fund	0.06%	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.25%	0.85%
Bond Fund	0.10%	None	0.10%	0.70%
Money Market Fund	0.06%	None	0.06%	0.66%
(5)	Because Teachers Advisors, Inc. (Advisors), the investment manager of the TIAA-CREF Life Funds, is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, the Funds’ Other Expenses are included in the management fee.
(6)	If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, 1.45% for the Real Estate Securities Fund, 1.30% for the Bond Fund, and 1.26% for the Money Market Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

Lifetime Variable Select Prospectus	5

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the specified investment option for the time periods indicated and that your investment has a 5% return each year. The examples also assume that the full annual contract maintenance fee is charged, and that the maximum fees and expenses of the funds are assessed.

The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$112	$346	$596	$1,299
Growth & Income Account	$110	$340	$585	$1,275
International Equity Account	$116	$359	$618	$1,346
Large-Cap Value Account	$111	$343	$591	$1,287
Small-Cap Equity Account	$97	$299	$515	$1,121
Stock Index Account	$92	$286	$493	$1,072
Social Choice Equity Account	$93	$289	$498	$1,085
Real Estate Securities Account	$112	$346	$596	$1,299
Bond Account	$97	$299	$515	$1,121
Money Market Account	$92	$286	$493	$1,072

Example Without Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$173	$534	$917	$1,985
Growth & Income Account	$171	$527	$907	$1,963
International Equity Account	$177	$546	$938	$2,029
Large-Cap Value Account	$172	$531	$912	$1,975
Small-Cap Equity Account	$157	$487	$838	$1,818
Stock Index Account	$153	$475	$817	$1,773
Social Choice Equity Account	$154	$478	$822	$1,784
Real Estate Securities Account	$173	$534	$917	$1,985
Bond Account	$157	$487	$838	$1,818
Money Market Account	$153	$475	$817	$1,773

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “Charges,” page 17.

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For condensed financial information pertaining to each investment account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make an initial payment of at least $2,500. Additional contributions, including under an automatic investment plan using Electronic Funds Transfers (EFT), must be at least $50. For details, see “Purchasing a Contract and Remitting Premiums,” page 11.

CAN I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the accumulation value calculated on the date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don’t allow us to refund accumulation value only, we’ll refund the premiums you paid to the contract. We will consider the contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the returned contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to any investment account, other than the Money Market Account, during the “free look” period can’t exceed $10,000. For details, see “Purchasing a Contract and Remitting Premiums,” page 11.

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Currently, you can transfer funds among the investment account options as often as you like (except from the International Equity Account, as described below). You may not, however, make more than two transfers from the International Equity Account in any 90-day period. We also will process electronic transfer requests that we receive at or after 2:30 p.m. Eastern Time for transfers into or out of the International Equity Account on the next business day. (We may impose further restrictions in the future, or take other steps to discourage market timing.) All transfers must be for at least $250 or your entire contract accumulation. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. For details, see pages 15 & 16.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

Variable annuity payments are available under the contract. Variable annuity payments increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change

Lifetime Variable Select Prospectus	7

depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant or until the end of a specified guaranteed period, whichever is greater. For details, see “The Contract—the Annuity Period,” page 19.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The amount of the death benefit will be the greater of the amounts you’ve accumulated in your accounts or the total premiums paid under your contract (“adjusted” for any cash withdrawals). For details, see “Death Benefits,” page 21.

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.2 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2005, TIAA’s assets were approximately $171.1 billion; the combined assets for TIAA and CREF totaled approximately $359.1 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life’s guarantees).

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the

8	Prospectus Lifetime Variable Select

1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account’s investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.

TIAA-CREF LIFE FUNDS

GENERAL

TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. TIAA-CREF Life Funds currently consists of ten funds but may add other funds in the future.

The funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Lifetime Variable Select Prospectus	9

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Fixed-Income and Money Market Funds:

The Bond Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

The Money Market Fund seeks high current income consistent with maintaining liquidity and preserving capital. (Note that there is a possibility that, when contract charges are included, the yield on your Money Market Fund investment could be negative.)

FUND PROSPECTUS

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the funds, are described fully in their prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 800 223-1200, or by accessing the TIAA-CREF Web Center at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

INVESTMENT MANAGEMENT

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment advisor which is also a TIAA subsidiary.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. TIAA-CREF Life Funds doesn’t plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

10	Prospectus Lifetime Variable Select

The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING INVESTMENT PORTFOLIOS; ADDING OR DELETING INCOME METHODS

We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one investment portfolio for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

THE CONTRACT—THE ACCUMULATION PERIOD

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself. We plan on offering the contract in all fifty states, the District of Columbia and the United States Virgin Islands, although currently the contract will not be available to residents in those states where we haven’t yet received regulatory approval.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

Initial Premiums.  We’ll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Initial premiums must be for at least $2,500. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

Lifetime Variable Select Prospectus	11

Note that we cannot accept money orders, travelers checks, or cash. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your initial premium unless you instruct us otherwise upon being contacted.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you:  When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Additional Premiums.  Subsequent premiums must be for at least $50. We reserve the right to limit premiums to no more than $1,000,000 a year. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

Personal Annuity Premiums

P.O. Box 530195

Atlanta, GA 30353-0195

If you don’t have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice.

Electronic Payment.  You may make initial or subsequent investments by electronic payment. You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to

12	Prospectus Lifetime Variable Select

wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial premium, send us your application;
2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:
•	Your name, address and Social Security Number(s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing contract (provide contract number if existing)

Internet Transactions.  If your state allows, you may complete and send us an application over the Internet, as long as you transmit your premium by electronic payment. Please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on the after-tax personal annuities section for more information. Once completed, your transaction cannot be modified or cancelled (other than by exercising your “free look” right).

Certain Restrictions.  You may only open one contract in any calendar year. Except as otherwise described in this prospectus, the contract doesn’t restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Currently, your total premiums and transfers to the investment accounts, other than the Money Market Account, during the “free look” period can’t exceed $10,000 if you live in any of the following states: Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia, Wisconsin.

In addition, the total amount of premiums we accept from any financial advisory firm may be limited. Call us for more information.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

More About Remitting Premiums.  We will not be deemed to have received any premiums sent to the addresses designated in this prospectus for remitting premiums, until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

Lifetime Variable Select Prospectus	13

ACCUMULATION UNITS

The premiums you allocate or transfers you make to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

TRANSFERS

You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account’s investment accounts. Currently, we don’t charge you for transfers or limit the number of transfers you may make among the investment account options (except from the International Equity Account, as described below). If you make 25 or more transfers in any contract year, we reserve the right to impose a charge of $25 per transfer.

MARKET TIMING/TRANSFER POLICIES

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. These costs are borne by all contractowners, including long-term investors who do not generate the costs.

The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the International Equity Account.

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To discourage market-timing activity and control certain transfer activity, TIAA-CREF Life has adopted the following policies and procedures.

•	You may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days.
•	If we receive a request for an electronic transfer (i.e. over the Internet, by telephone or by fax) into or out of the International Equity Account prior to 2:30 p.m. Eastern Time, we will process the request based on unit values determined at the end of that Business Day. If we receive an electronic transfer request into or out of the International Equity Account on or after 2:30 p.m. Eastern Time, we will process the request based on unit values determined at the end of the next Business Day.
•	As described above, if you make 25 or more transfers in any year, we reserve the right to impose a charge of $25 per transfer.
•	If we regard the transfer activity as disruptive to the Underlying Funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar transfer activity could be handled differently because of the surrounding circumstances.
•	We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected account.

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). Any withdrawal that would reduce your contract accumulations below $1,000 will be considered a request for a full surrender. We also reserve the right to cancel any contract where your total amount in the separate account falls below $1,000. There’s no charge for cash withdrawals.

Lifetime Variable Select Prospectus	15

If you withdraw your entire accumulation in the separate account, we’ll cancel your contract and all of our obligations to you under the contract will end.

Systematic withdrawals and dollar cost averaging

You may set up a program to make cash withdrawals or engage in dollar cost averaging automatically, subject to state regulatory approval. You may do so by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation, until you tell us to stop the transactions or until your accumulation is exhausted. You must have total accumulations of at least $10,000 under your contract to start a program, and the program must be set up so that at least $100 is automatically withdrawn or transferred at a time. Your withdrawal and transfer transactions cannot begin earlier than seven days after we receive all your required forms, and you may not begin a program during the “free look” period. We reserve the right to suspend the systematic withdrawal and dollar cost averaging programs at any time. Systematic withdrawals will terminate if a transaction would cause the contract accumulation to fall below $1,000. Note that systematic withdrawals and dollar cost averaging does not assure or profit or protect against a loss in declining markets.

Withdrawals to pay advisory fees

You can set up a program to have monies withdrawn directly from your contract accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want these monies to be withdrawn. Funds will be withdrawn from each of your accounts on a pro rata basis. These payments will be treated as cash withdrawals for tax purposes. If you are under age 59 1/2 you will likely incur a 10 percent federal tax penalty on earnings in addition to regular income tax. You should discuss the potential for this penalty with a qualified tax adviser before agreeing to have advisory fees deducted from your contract. Before you set up this program, make sure you understand all the possible tax consequences. We reserve the right to determine which financial advisors are eligible for this type of fee arrangement.

General considerations for all transfers and cash withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

To request a transfer, write to TIAA-CREF Life’s home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a

16	Prospectus Lifetime Variable Select

live person, if you wish), or go to the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see “Federal Income Taxes,” page 23.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time (up to the 1.20 percent maximum), we will provide at least three months’ notice before any raise.

Administrative Expense Charge.  This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge.  TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the annuity starting date. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when we receive proof of death.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the

Lifetime Variable Select Prospectus	17

separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses.  Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fund fees are as follows:

Annual Fund Expenses (as a percentage of the average daily net assets of the fund)
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%
Bond Fund	0.10%
Money Market Fund	0.06%

For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premiums.  The contract provides for no front-end charges.

Premium Taxes.  Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

18	Prospectus Lifetime Variable Select

Annual Maintenance Fee.  Your contract will be subject to an annual maintenance fee of $25, which will be assessed on every annual anniversary of your contract and on surrender of your contract. We will waive the annual maintenance fee if your contract accumulations exceed $25,000 on the anniversary date of your contract or the day you surrender your contract.

Transfer Charge.  Currently, we don’t charge you for transfers. If you make 25 or more transfers in any contract year, however, we reserve the right to impose a charge of $25 per transfer.

THE CONTRACT—THE ANNUITY PERIOD

You can apply your contract accumulations to provide you with variable annuity payments from one or more of the separate account’s variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the payout options. Your payments will be based on the investment returns of the fund(s) underlying the variable account(s) you choose and the income charge method you choose. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can’t be later than the annuitant’s 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can’t be earlier than fourteen months after the day your contract is issued (twelve months for contracts issued in Florida). Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant’s 90th birthday. If you haven’t picked an income option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the investment accounts to which your accumulations were allocated, with the initial payments in the same proportion as the accumulation.

Technically all benefits are payable at TIAA-CREF Life’s home office, but if you instruct us, we’ll send your annuity payments by mail to your home address

Lifetime Variable Select Prospectus	19

or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

INCOME PAYMENTS

Your initial income payments out of the investment accounts will be based on:

•	the value of your accumulation in an investment account on the last valuation day before the annuity starting date
•	the annuity option you choose
•	the length of the fixed period or guaranteed period, as applicable
•	the frequency of payment you choose
•	the ages of the annuitant and any second annuitant, and
•	an assumed annual investment return of 4 percent and the current mortality basis, not to be less than that set forth in the contract’s rate schedule

Subsequent payments will be based on the investment experience of the funds underlying the investment accounts relative to the 4 percent assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the investment account (net of expenses) is greater than 4 percent and decrease if the performance is less than 4 percent.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

ANNUITY OPTIONS

You have a number of different annuity options. The current options are:

•	One-Life Annuities with or without Guaranteed Period. Pays income as long as the annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your annuitant dies before it’s over, income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you don’t opt for a guaranteed period, all payments end at the annuitant’s death—so that it’s possible for you to receive only one payment if your annuitant dies less than a month after payments start.

20	Prospectus Lifetime Variable Select

•	Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner. The period you choose may be limited by applicable tax laws.
•	Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the annuitant or second annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

From the investment accounts, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) while guaranteed period payments are being made, or (ii) under a Fixed-Period Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

You will be able to transfer all or part of the future annuity income payable from each investment account one time each calendar quarter to another investment account.

We’ll process your transfer on the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date.

You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

For more, see the SAI.

DEATH BENEFITS

AVAILABILITY; CHOOSING BENEFICIARIES

Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

Lifetime Variable Select Prospectus	21

SPECIAL OPTION FOR SPOUSES

If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, the death benefits will be paid by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments for a fixed period ending in the twelve-month period before the fifth anniversary of the death. Payments will be made in the same proportion as each investment account’s accumulation to the contract’s total investment account accumulation.

AMOUNT OF DEATH BENEFIT

We calculate the death benefit every business day. The amount of the death benefit as of the death benefit date will equal the greater of (1) your accumulation or (2) the guaranteed minimum death benefit. The guaranteed minimum death benefit as of any valuation day is equal to the sum of all premiums credited less the adjusted sum of any withdrawals made. The adjusted sum of withdrawals is the sum of the products of each withdrawal multiplied by the greater of 1 and the ratio of A to B, where:

A	is the value of the guaranteed minimum death benefit on the valuation day preceding the withdrawal; and
B	is the contract accumulation on the valuation day of the withdrawal, excluding the effect of any transactions on that day.

If a benefit is payable under the guaranteed minimum death benefit provision on the day we first receive proof of death, any shortfall between the amount of the guaranteed minimum death benefit and the accumulated value of the entire contract will be deposited by TIAA-CREF Life into the Money Market Account. This amount will continue to participate in the investment experience of the Money Market Account until the day death benefits are paid.

METHODS OF PAYMENT OF DEATH BENEFITS

At present, the sole method of payment for death benefits is:

•	Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person. Single-sum payments must be made within five years of your death.

22	Prospectus Lifetime Variable Select

TIAA-CREF Life may offer alternative methods of payment for death benefits in the future, subject to any necessary regulatory approvals. You will be notified in advance if alternative death benefit payment methods become available.

TIMING OF PAYMENTS

Usually we’ll make the following kinds of payments from the investment accounts within seven calendar days after we’ve received the information we need to process a request:

1.	Cash withdrawals;
2.	Transfers to another investment account or another company; and
3.	Death benefits.

We can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

In General.  Internal Revenue Code (IRC) section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution.

Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals.  If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to

Lifetime Variable Select Prospectus	23

the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments.  Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds.  Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Penalty Tax on Some Withdrawals.  You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;
(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);
(3)	after you become disabled; or
(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

Possible Tax Changes.  Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, pledging the contract as security for a loan, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax adviser.

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

24	Prospectus Lifetime Variable Select

MULTIPLE CONTRACTS

In determining gross income, section 72(e) will treat as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax adviser before buying more than one annuity contract for the purpose of gaining a tax advantage.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page 18), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

OTHER TAX ISSUES

Federal Estate Taxes.  While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax.  Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Lifetime Variable Select Prospectus	25

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your accumulation balances and/or your current allocation percentages, transfer among the investment accounts and/or allocate future premiums to the investment accounts. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and the Internet are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use the Internet, access the TIAA-CREF Web Center at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA-CREF LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, N.C. 28262, telephone 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 223-1200, and we will send it to you.

26	Prospectus Lifetime Variable Select

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 223-1200, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

DISTRIBUTING THE CONTRACTS

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

The contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts, although we pay TPIS a fee from our general account assets for sales of the contracts. For fiscal years 2003, 2004 and 2005, we paid TPIS $180,481, $298,679 and $299,993 respectively, for distribution of the contracts, and TPIS retained these amounts. We intend to recoup payments made to TPIS through fees and charges imposed under the contract.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

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for the Statement of Additional Information

B-3	Variable Annuity Payments

B-3	Tax Status of the Contract

B-4	Statements and Reports

B-4	General Matters

B-4	State Regulation

B-4	Legal Matters

B-5	Experts

B-5	Additional Information

B-5	Financial Statements

B-6	Index to Financial Statements

28	Prospectus Lifetime Variable Select

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements for the year ended December 31st. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Stock Index, Social Choice Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Bond, and Money Market variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

A-1

CONDENSED FINANCIAL INFORMATION	continued

	Growth Equity Investment Account			Growth & Income Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)
PER ACCUMULATION UNIT DATA
Investment income—net	$.007	$.045	$.074	$.162	$.211	$.209
Net realized and unrealized gain on investments	.652	.702	2.731	1.107	1.605	3.782
Net increase in Accumulation Unit value	.659	.747	2.805	1.269	1.816	3.991
Accumulation Unit value:
Beginning of period	13.747	13.00	10.195	21.385	19.569	15.578
End of period	$14.406	$13.747	$13.000	$22.654	$21.385	$19.569

TOTAL RETURN	4.79%	5.75%	27.51%	5.93%	9.28%	25.62%
RATIOS TO AVERAGE NET ASSETS
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	0.16%	0.98%	3.04%	1.16%	2.01%	6.82%
Portfolio turnover rate	204.85%	126.82%	397.49%	21.31%	35.60%	0.09%
Thousands of Accumulation Units outstanding at end of period	228	151	22	195	116	15
Net assets at end of period (in thousands)	3,278	2,070	289	4,419	2,477	301
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of the underlying TIAA-CREF Life Funds.

A-2

Condensed Financial Information	continued

	International Equity Investment Account			Stock Index Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)
PER ACCUMULATION UNIT DATA
Investment income—net	$.203	$.237	$.177	$.327	$.347	$.661
Net realized and unrealized gain on investments	2.410	2.415	4.293	1.251	2.597	5.404
Net increase in Accumulation Unit value	2.613	2.652	4.470	1.578	2.944	6.065
Accumulation Unit value:
Beginning of period	18.240	15.588	11.118	29.182	26.238	20.173
End of period	$20.853	$18.240	$15.588	$30.760	$29.182	$26.238

TOTAL RETURN	14.32%	17.01%	40.21%	5.41%	11.22%	30.06%
RATIOS TO AVERAGE NET ASSETS
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	2.10%	3.28%	3.17%	1.47%	3.07%	11.54%
Portfolio turnover rate	123.70%	179.02%	648.91%	82.83%	20.99%	22.42%
Thousands of Accumulation Units outstanding at end of period	534	217	18	507	335	35
Net assets at end of period (in thousands)	11,130	3,950	285	15,588	9,763	913
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of the underlying TIAA-CREF Life Funds.

A-3

Condensed Financial Information	continued

	Social Choice Equity Investment Account			Large-Cap Value Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)
PER ACCUMULATION UNIT DATA
Investment income—net	$.226	$.285	$.222	$2.989	$5.110	$1.306
Net realized and unrealized gain on investments	1.335	2.245	4.667	(1.275)	1.526	6.842
Net increase in Accumulation Unit value	1.561	2.530	4.889	1.714	6.636	8.148
Accumulation Unit value:
Beginning of period	24.134	21.604	16.715	39.762	33.126	24.978
End of period	$25.695	$24.134	$21.604	$41.476	$39.762	$33.126

TOTAL RETURN	6.46%	11.71%	29.25%	4.31%	20.03%	32.62%
RATIOS TO AVERAGE NET ASSETS
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	1.33%	2.23%	5.05%	8.36%	31.24%	13.06%
Portfolio turnover rate	32.39%	30.39%	0.89%	98.26%	46.85%	335.40%
Thousands of Accumulation Units outstanding at end of period	157	99	19	208	133	10
Net assets at end of period (in thousands)	4,032	2,378	414	8,613	5,298	333
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of the underlying TIAA-CREF Life Funds.

A-4

Condensed Financial Information	continued

	Small-Cap Equity Investment Account			Real Estate Securities Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)
PER ACCUMULATION UNIT DATA
Investment income—net	$6.278	$6.522	$3.574	$6.932	$6.600	$4.122
Net realized and unrealized gain on investments	(4.549)	.487	8.361	(3.943)	4.518	5.615
Net increase in Accumulation Unit value	1.729	7.009	11.935	2.989	11.118	9.737
Accumulation Unit value:
Beginning of period	43.674	36.665	24.730	45.669	34.551	24.814
End of period	$45.403	$43.674	$36.665	$48.658	$45.669	$34.551

TOTAL RETURN	3.96%	19.12%	48.26%	6.55%	32.18%	39.24%
RATIOS TO AVERAGE NET ASSETS
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	13.41%	29.85%	18.83%	15.56%	35.27%	65.57%
Portfolio turnover rate	231.24%	168.26%	175.00%	59.54%	50.93%	6.18%
Thousands of Accumulation Units outstanding at end of period	152	97	12	222	174	18
Net assets at end of period (in thousands)	6,896	4,256	452	10,308	7,949	633
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of the underlying TIAA-CREF Life Funds.

A-5

Condensed Financial Information	continued

	Bond Investment Account			Money Market Investment Account
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$.948	$.752	$.354	$.265	$.071	$.020
Net realized and unrealized gain (loss) on investments	(.456)	.016	(.128)	—	—	—
Net increase in Accumulation Unit value	.492	.768	.226	.265	.071	.020
Accumulation Unit value:
Beginning of period	25.994	25.226	25.000	10.091	10.020	10.000
End of period	$26.486	$25.994	$25.226	$10.356	$10.091	$10.020

TOTAL RETURN	1.89%	3.04%	0.90%	2.63%	0.71%	0.20%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	4.70%	5.48%	6.32%	2.68%	0.80%	0.19%
Portfolio turnover rate	34.47%	16.41%	0.11%	319.81%	325.45%	244.92%
Thousands of Accumulation Units outstanding at end of period	510	262	22	1,658	631	82
Net assets at end of period (in thousands)	13,495	6,806	551	17,173	6,371	824
(a)	The percentages shown for this period are not annualized.
(a)	Does not include expenses of the underlying TIAA-CREF Life Funds.

A-6

STATEMENTS OF ADDITIONAL INFORMATION

LIFETIME VARIABLE SELECT

and

PERSONAL ANNUITY SELECT

Individual Deferred Variable Annuity Contracts

TIAA-CREF LIFE FUNDS

MAY 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

LIFETIME VARIABLE SELECT

and

PERSONAL ANNUITY SELECT

Individual Deferred Variable Annuity Contracts

funded through

TIAA-CREF Life Separate Account VA-1

and

TIAA-CREF Life Insurance Company

MAY 1, 2006

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectuses dated May 1, 2006 (the “Prospectuses”), for the Lifetime Variable Select and Personal Annuity Select variable annuities. The Prospectuses are available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 223-1200. Terms used in the Prospectuses are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACTS.

B-3	Variable Annuity Payments
B-3	Tax Status of the Contracts
B-4	Statements and Reports
B-4	General Matters
B-4	State Regulation

B-4	Legal Matters
B-5	Experts
B-5	Additional Information
B-5	Financial Statements
B-6	Index to Financial Statements

VARIABLE ANNUITY PAYMENTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments, by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. This factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the settlement mortality schedules set forth in the contract.

The number of annuity units for each variable investment account and income change method remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method.

Calculating annuity unit values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the Account is greater than a 4 percent net annual rate of return and decrease if the net performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May l. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

TAX STATUS OF THE CONTRACTS

Diversification requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a nonqualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required distributions. All payments upon death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-3

However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the IRC. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you remit premiums, or make a transfer or cash withdrawal to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions immediately following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;
(2)	the number and dollar value of accumulation units in the variable investment accounts credited to the contractowner during the quarter and in total;
(3)	cash withdrawals from the variable investment accounts during the quarter; and
(4)	any transfers between the separate account’s variable investment accounts and the fixed account during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time prior to the annuity starting date.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

FINANCIAL SUPPORT AGREEMENT

The contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

B-4	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

EXPERTS

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the separate account and TIAA-CREF Life for the fiscal year ended December 31, 2005. PwC is located at 300 Madison Avenue, New York, NY 10017-6204. The financial statements of the separate account as of December 31, 2005 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Additionally, the financial statements of TIAA-CREF Life at December 31, 2005 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the separate account as of December 31, 2004, and for each of the two years in the period then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. In addition, with respect to TIAA-CREF Life, Ernst & Young LLP has audited TIAA-CREF Life’s statutory-basis financial statements at December 31, 2004 and for the year then ended, as set forth in their report (which contains an explanatory paragraph describing that TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles and that the effects of the variances between such bases of accounting on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA-CREF Life statutory-basis financial statements) included in this SAI. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

As described in Note 2 to TIAA-CREF Life’s audited financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-5

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Audited Financial Statements

For the Fiscal Year Ended December 31, 2005:

B-8	Statements of Assets and Liabilities
B-10	Statements of Operations
B-12	Statements of Changes in Net Assets
B-14	Notes to Financial Statements
B-24	Report of Independent Registered Public Accounting Firm
B-25	Report of Independent Registered Public Accounting Firm

TIAA-CREF LIFE INSURANCE COMPANY

Audited Statutory—Basis Financial Statements

For the Fiscal Year Ended December 31, 2005 and 2004:

B-26	Report of Management Responsibility
B-27	Report of the Audit Committee
B-28	Report of Independent Auditors
B-29	Report of Independent Registered Public Accounting Firm
B-30	Statement of Admitted Assets, Liabilities and Capital and Surplus
B-30	Statements of Operations
B-31	Statements of Changes in Capital and Surplus
B-32	Statements of Cash Flow
B-33	Notes to Financial Statements

B-6	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

(THIS PAGE INTENTIONALLY LEFT BLANK)

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-7

Statements of assets and liabilities	TIAA-CREF Life Separate Account VA-1 December 31, 2005

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account

ASSETS
Investments, at cost	$24,460,277	$35,150,272	$41,816,322	$131,608,871
Shares held in corresponding TIAA-CREF Life Funds	2,045,552	1,906,536	2,567,882	5,533,661
Net asset value per share (“NAV”)	$14.23	$21.56	$19.54	$27.45
Investments, at value (Shares x NAV)	29,108,202	41,104,916	50,176,421	151,898,996
Amounts due from TIAA	4,102	9,730	6,651	—
Total Assets	$29,112,304	$41,114,646	$50,183,072	$151,898,996

LIABILITIES
Amounts due to TIAA	232,862	205,858	32,671	148,926
Total Liabilities	232,862	205,858	32,671	148,926

NET ASSETS
Accumulation Fund	28,240,817	39,605,648	49,492,674	147,938,227
Annuity Fund	638,625	1,303,140	657,727	3,811,843
Net Assets	$28,879,442	$40,908,788	$50,150,401	$151,750,070

PA SELECT AND SINGLE PREMIUM IMMEDIATE ANNUITY ACCOUNT:
Net assets	$25,601,504	$36,489,391	$39,020,313	$136,161,871

Number of Accumulation Units outstanding—Notes 4 and 5	1,732,823	1,553,113	1,839,659	4,302,709

Net Asset Value, per Accumulation Unit—Note 4	$14.41	$22.66	$20.85	$30.76

LIFETIME VARIABLE SELECT ACCOUNT:
Net assets	$3,277,938	$4,419,397	$11,130,088	$15,588,199

Number of Accumulation Units outstanding—Notes 4 and 5	227,541	195,071	533,753	506,754

Net Asset Value, per Accumulation Unit—Note 4	$14.41	$22.66	$20.85	$30.76

B-8	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$20,734,157	$28,505,568	$27,715,884	$44,868,842	$13,994,722	$17,185,320
913,222	858,042	831,128	1,335,967	555,184	17,185,302
$24.02	$32.04	$30.02	$30.98	$24.44	$1.00
21,935,582	27,491,666	24,950,473	41,388,252	13,568,700	17,185,302
24,764	7,142	—	81,228	—	—
$21,960,346	$27,498,808	$24,950,473	$41,469,480	$13,568,700	$17,185,302

—	85,594	8,734	39,065	74,185	12,076
—	85,594	8,734	39,065	74,185	12,076

21,553,502	26,970,334	24,487,550	40,541,937	13,494,515	17,173,226
406,844	442,880	454,189	888,478	—	—
$21,960,346	$27,413,214	$24,941,739	$41,430,415	$13,494,515	$17,173,226

$17,928,335	$18,800,396	$18,045,414	$30,622,520	$—	$—

681,913	442,626	387,525	610,998	—	—

$25.69	$41.48	$45.40	$48.66	—	—

$4,032,011	$8,612,818	$6,896,325	$10,807,895	$13,494,515	$17,173,226

156,926	207,660	151,892	222,123	509,500	1,658,224

$25.69	$41.48	$45.40	$48.66	$26.49	$10.36

SEE NOTES TO FINANCIAL STATEMENTS	Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-9

Statements of operations	TIAA-CREF Life Separate Account VA-1 For the year ended December 31, 2005

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$179,693	$526,612	$790,460	$2,478,989
Total income	179,693	526,612	790,460	2,478,989
Expenses—Note 2:
Administrative expenses	54,426	76,147	79,782	287,828
Mortality and expense risk charges	108,862	152,308	159,579	575,707
Total expenses	163,288	228,455	239,361	863,535
Investment income-net	16,405	298,157	551,099	1,615,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	(106,214)	(269,508)	3,085,728	(1,618,900)
Net change in unrealized appreciation (depreciation) on investments	1,365,322	2,161,163	1,995,773	7,753,678
Net realized and unrealized gain (loss) on investments	1,259,108	1,891,655	5,081,501	6,134,778
Net increase in net assets resulting from operations	$1,275,513	$2,189,812	$5,632,600	$7,750,232

B-10	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$316,947	$2,070,682	$3,504,037	$6,055,828	$548,057	$499,609
316,947	2,070,682	3,504,037	6,055,828	548,057	499,609

38,255	49,234	48,403	77,441	20,651	30,462
76,518	98,476	96,813	154,895	41,306	60,929
114,773	147,710	145,216	232,336	61,957	91,391
202,174	1,922,972	3,358,821	5,823,492	486,100	408,218

279,201	132,062	(626,530)	652,859	25,057	—
780,264	(1,016,794)	(1,916,728)	(4,435,804)	(326,817)	—
1,059,465	(884,732)	(2,543,258)	(3,782,945)	(301,760)	—
$1,261,639	$1,038,240	$815,563	$2,040,547	$184,340	$408,218

SEE NOTES TO FINANCIAL STATEMENTS	Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-11

Statements of changes in net assets	TIAA-CREF Life Separate Account VA-1 December 31, 2005

	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004

FROM OPERATIONS
Investment income—net	$16,405	$87,224	$298,157	$377,213
Net realized gain (loss) on investments	(106,214)	(2,525,407)	(269,508)	(917,466)
Net change in unrealized appreciation (depreciation) on investments	1,365,322	3,958,385	2,161,163	3,738,536
Net increase in net assets resulting from operations	1,275,513	1,520,202	2,189,812	3,198,283

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,393,513	4,027,774	3,208,125	4,767,263
Net contractowner transfers (to) from fixed account	(1,015,210)	(4,028,636)	(265,690)	(1,226,345)
Annuity payments	(42,043)	(34,097)	(112,797)	(67,669)
Withdrawals and death benefits	(1,803,954)	(1,640,362)	(2,418,958)	(1,484,384)
Net increase (decrease) in net assets resulting from contractowner transactions	(467,694)	(1,675,321)	410,680	1,988,865
Net increase (decrease) in net assets	807,819	(155,119)	2,600,492	5,187,148

NET ASSETS
Beginning of year	28,071,623	28,226,742	38,308,296	33,121,148
End of year	$28,879,442	$28,071,623	$40,908,788	$38,308,296

	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account
	For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004

FROM OPERATIONS
Investment income—net	$1,922,972	$2,824,320	$3,358,821	$3,389,276
Net realized gain (loss) on investments	132,062	514,490	(626,530)	551,244
Net change in unrealized appreciation (depreciation) on investments	(1,016,794)	(513,817)	(1,916,728)	(1,003,991)
Net increase in net assets resulting from operations	1,038,240	2,824,993	815,563	2,936,529

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life	—	—	—	—
Premiums	4,336,134	5,233,174	3,199,184	4,615,137
Net contractowner transfers from fixed account	1,765,486	8,828,511	169,455	3,706,325
Annuity payments	(49,624)	(40,503)	(46,247)	(29,012)
Withdrawals and death benefits	(1,589,420)	(1,846,938)	(1,904,331)	(1,180,350)
Net increase in net assets resulting from contractowner transactions	4,462,576	12,174,244	1,418,061	7,112,100
Net increase in net assets	5,500,816	14,999,237	2,233,624	10,048,629

NET ASSETS
Beginning of year	21,912,398	6,913,161	22,708,115	12,659,486
End of year	$27,413,214	$21,912,398	$24,941,739	$22,708,115

B-12	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select	SEE NOTES TO FINANCIAL STATEMENTS

concluded

International Equity Sub-Account		Stock Index Sub-Account		Social Choice Equity Sub-Account
For the years ended December 31,		For the years ended December 31,		For the years ended December 31,
2005	2004	2005	2004	2005	2004

$551,099	$444,930	$1,615,454	$1,708,364	$202,174	$214,756
3,085,728	1,058,277	(1,618,900)	(3,731,804)	279,201	2,249,258
1,995,773	2,826,683	7,753,678	16,018,201	780,264	(682,413)
5,632,600	4,329,890	7,750,232	13,994,761	1,261,639	1,781,601

6,738,510	4,964,131	12,000,852	18,277,502	2,084,238	3,094,358
11,728,648	6,212,756	(387,845)	831,621	1,660,908	716,895
(60,487)	(40,069)	(321,209)	(227,380)	(20,940)	(3,698)
(6,917,127)	(3,084,017)	(10,018,608)	(8,388,847)	(892,953)	(831,933)

11,489,544	8,052,801	1,273,190	10,492,896	2,831,253	2,975,622
17,122,144	12,382,691	9,023,422	24,487,657	4,092,892	4,757,223

33,028,257	20,645,566	142,726,648	118,238,991	17,867,454	13,110,231
$50,150,401	$33,028,257	$151,750,070	$142,726,648	$21,960,346	$17,867,454

Real Estate Securities Sub-Account		Bond Sub-Account		Money Market Sub-Account
For the years ended December 31,		For the years ended December 31,		For the years ended December 31,
2005	2004	2005	2004	2005	2004

$5,823,492	$5,288,993	$486,100	$213,323	$408,218	$37,673
652,859	495,883	25,057	11,087	—	—
(4,435,804)	1,049,096	(326,817)	(96,092)	—	—
2,040,547	6,833,972	184,340	128,318	408,218	37,673

—	—	—	—	—	—
7,174,553	9,726,107	4,304,177	5,303,891	26,569,592	12,179,210
(1,561,981)	6,947,119	2,885,312	1,106,333	(9,867,379)	(6,669,557)
(70,528)	(37,247)
(2,745,108)	(1,661,492)	(685,032)	(281,211)	(6,308,437)	—
2,796,936	14,974,487	6,504,457	6,129,013	10,393,776	5,509,653
4,837,483	21,808,459	6,688,797	6,257,331	10,801,994	5,547,326

36,592,932	14,784,473	6,805,718	548,387	6,371,232	823,906
$41,430,415	$36,592,932	$13,494,515	$6,805,718	$17,173,226	$6,371,232

SEE NOTES TO FINANCIAL STATEMENTS	Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-13

Notes to financial statements	TIAA-CREF Life Separate Account VA-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27,1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account currently consists of two Sub-Accounts: the PA Select and Single Premium Immediate Annuity Account (the “Original Account”) which fund individual deferred variable annuity contracts and single premium immediate annuity contracts and the Lifetime Variable Select Account (“Lifetime”) which fund individual deferred variable annuity contracts. Premiums received from the contracts are allocated to investment accounts which invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Account currently offers 8 investment account options and Lifetime currently offers 10 investment account options. Accumulation unit values are calculated daily for each investment account.

Net assets allocated to contracts in the payout period are computed according to the A2000 Mortality Table with 3 year setbacks. The assumed investment return is fixed at 4%. The mortality risk is fully borne by TIAA CREF Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by TIAA CREF Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Account enters into contracts that contain various indemnification provisions. No claims or loses related to such indemnity provisions have been made against the account since inception and management believes the risk of loss is remote. However, the Account’s maximum potential exposure under these arrangements is unknown. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with U.S. generally accepted accounting principles.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Reclassifications: Certain numbers have been reclassified to conform with the 2005 presentation.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2005 were as follows:

	Purchases	Sales
Growth Equity Sub-Account	$8,891,725	$9,290,854
Growth & Income Sub-Account	5,759,972	5,375,654
International Equity Sub-Account	25,881,378	14,601,326
Stock Index Sub-Account	22,553,228	21,972,973
Social Choice Equity Sub-Account	5,153,749	2,461,728
Large-Cap Value Sub-Account	15,547,807	11,150,493
Small-Cap Equity Sub-Account	21,930,630	20,646,055
Real Estate Securities Sub-Account	17,816,594	15,290,306
Bond Sub-Account	10,064,311	3,547,627
Money Market Sub-Account	57,852,778	47,538,316

B-14	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to financial statements	TIAA-CREF Life Separate Account VA-1

Note 4—condensed financial information

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

	PA Select and SPIA Account Growth Equity Sub-Account
	For the years ended December 31,
	2005	2004	2003	2002	2001

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.007	0.045	0.089	0.032	0.004
Net realized and unrealized gain (loss) on investments	0.652	0.702	2.732	(4.442)	(4.392)
Net increase (decrease) in Accumulation Unit value	0.659	0.747	2.821	(4.410)	(4.388)
Accumulation Unit value:
Beginning of year	13.747	13.000	10.179	14.589	18.977
End of year	$14.406	$13.747	$13.000	$10.179	$14.589

TOTAL RETURN	4.80%	5.75%	27.71%	(30.22)%	(23.12)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%
Investment income—net	0.05%	0.29%	0.80%	0.30%	0.08%
Portfolio turnover rate	9.64%	11.78%	22.14%	11.43%	17.43%
Thousands of Accumulation Units outstanding at end of year	1,733	1,848	2,119	1,950	1,587
Net Assets at end of year (in thousands)	25,602	26,002	27,938	19,979	23,151

	PA Select and SPIA Account Growth & Income Sub-Account
	For the years ended December 31,
	2005	2004	2003	2002	2001

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.162	0.211	0.233	0.150	0.133
Net realized and unrealized gain (loss) on investments	1.107	1.606	3.782	(5.116)	(3.304)
Net increase (decrease) in Accumulation Unit value	1.269	1.817	4.015	(4.966)	(3.171)
Accumulation Unit value:
Beginning of year	21.386	19.569	15.554	20.520	23.691
End of year	$22.655	$21.386	$19.569	$15.554	$20.520

TOTAL RETURN	5.93%	9.28%	25.81%	(24.20)%	(13.39)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%
Investment income—net	0.75%	1.02%	1.57%	0.97%	0.92%
Portfolio turnover rate	9.66%	14.16%	8.76%	16.97%	16.20%
Thousands of Accumulation Units outstanding at end of year	1,553	1,639	1,653	1,278	1,017
Net Assets at end of year (in thousands)	36,489	35,832	32,820	20,075	20,869
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit data.
**	Based on average net assets.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-15

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	PA Select and SPIA Account International Equity Sub-Account
	For the years ended December 31,
	2005	2004	2003	2002	2001

PER ACCUMULATION UNIT DATA:*
Investment income—net	$0.203	$0.237	$0.193	$0.226	$0.134
Net realized and unrealized gain (loss) on investments	2.410	2.415	4.293	(2.136)	(4.253)
Net increase (decrease) in Accumulation Unit value	2.613	2.652	4.486	(1.910)	(4.119)
Accumulation Unit value:
Beginning of year	18.240	15.588	11.102	13.012	17.131
End of year	$20.853	$18.240	$15.588	$11.102	$13.012

TOTAL RETURN	14.32%	17.01%	40.41%	(14.68)%	(24.04)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%
Investment income—net	1.21%	1.57%	1.89%	2.34%	1.17%
Portfolio turnover rate	16.74%	22.53%	39.54%	19.10%	14.01%
Thousands of Accumulation Units outstanding at end of year	1,840	1,572	1,290	1,013	669
Net Assets at end of year (in thousands)	39,020	29,078	20,361	11,290	8,703

	PA Select and SPIA Account Stock Index Sub-Account
	For the years ended December 31,
	2005	2004	2003	2002	2001

PER ACCUMULATION UNIT DATA:*
Investment income—net	$0.327	$0.347	$0.691	$0.310	$0.162
Net realized and unrealized gain (loss) on investments	1.251	2.597	5.404	(5.871)	(3.573)
Net increase (decrease) in Accumulation Unit value	1.578	2.944	6.095	(5.561)	(3.411)
Accumulation Unit value:
Beginning of year	29.182	26.238	20.143	25.704	29.115
End of year	$30.760	$29.182	$26.238	$20.143	$25.704

TOTAL RETURN	5.41%	11.22%	30.26%	(21.64)%	(11.72)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.47%	0.30%	0.30%
Investment income—net	1.09%	1.26%	3.54%	1.54%	0.73%
Portfolio turnover rate	5.55%	11.55%	4.71%	11.42%	6.95%
Thousands of Accumulation Units outstanding at end of year	4,303	4,449	4,397	3,363	2,667
Net Assets at end of year (in thousands)	136,162	132,964	117,326	68,585	68,574
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit data.
**	Based on average net assets.

B-16	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	PA Select and SPIA Account Social Choice Equity Sub-Account
	For the years ended December 31,
	2005	2004	2003	2002	2001

PER ACCUMULATION UNIT DATA:*
Investment income—net	$0.226	$0.285	$0.247	$0.205	$0.155
Net realized and unrealized gain (loss) on investments	1.335	2.245	4.667	(4.620)	(3.340)
Net increase (decrease) in Accumulation Unit value	1.561	2.530	4.914	(4.415)	(3.185)
Accumulation Unit value:
Beginning of year	24.134	21.604	16.690	21.105	24.290
End of year	$25.695	$24.134	$21.604	$16.690	$21.105

TOTAL RETURN	6.47%	11.71%	29.44%	(20.92)%	(13.11)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.48%	0.30%	0.30%
Investment income—net	1.01%	1.28%	1.70%	1.51%	1.17%
Portfolio turnover rate	9.21%	15.89%	6.06%	10.57%	10.90%
Thousands of Accumulation Units outstanding at end of year	682	639	586	352	196
Net Assets at end of year (in thousands)	17,928	15,490	12,696	5,875	4,141

	PA Select and SPIA Account Large-Cap Value Sub-Account
	For the years ended December 31,			For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)
	2005	2004	2003

PER ACCUMULATION UNIT DATA:*
Investment income—net	$2.989	$5.110	$1.342	$0.137
Net realized and unrealized gain (loss) on investments	(1.275)	1.525	6.805	(0.159)
Net increase (decrease) in Accumulation Unit value	1.714	6.635	8.147	(0.022)
Accumulation Unit value:
Beginning of period	39.760	33.125	24.978	25.000
End of period	$41.474	$39.760	$33.125	$24.978

TOTAL RETURN	4.31%	20.03%	32.62%	(0.09)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.55%	0.10%
Investment income—net	7.58%	19.32%	12.64%	0.82%
Portfolio turnover rate	23.69%	28.50%	16.52%	0.10%
Thousands of Accumulation Units outstanding at end of period	443	406	194	7
Net Assets at end of period (in thousands)	18,800	16,615	6,581	173
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit data.
**	Based on average net assets.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-17

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	PA Select and SPIA Account Small-Cap Equity Sub-Account
	For the years ended December 31,			For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)
	2005	2004	2003

PER ACCUMULATION UNIT DATA:*
Investment income—net	$6.277	$6.521	$3.612	$0.100
Net realized and unrealized gain (loss) on investments	(4.556)	0.487	8.323	(0.370)
Net increase (decrease) in Accumulation Unit value	1.721	7.008	11.935	(0.270)
Accumulation Unit value:
Beginning of period	43.673	36.665	24.730	25.000
End of period	$45.394	$43.673	$36.665	$24.730

TOTAL RETURN	3.94%	19.11%	48.26%	(1.08)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.57%	0.10%
Investment income—net	14.05%	17.34%	28.61%	0.85%
Portfolio turnover rate	25.58%	33.50%	30.08%	0.05%
Thousands of Accumulation Units outstanding at end of period	388	415	328	10
Net Assets at end of period (in thousands)	18,045	18,452	12,208	241

	PA Select and SPIA Account Real Estate Securities Sub-Account
	For the years ended December 31,			For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)
	2005	2004	2003

PER ACCUMULATION UNIT DATA:*
Investment income—net	$6.933	$6.600	$4.160	$0.289
Net realized and unrealized gain (loss) on investments	(3.939)	4.520	5.577	(0.475)
Net increase (decrease) in Accumulation Unit value	2.994	11.120	9.737	(0.186)
Accumulation Unit value:
Beginning of period	45.671	34.551	24.814	25.000
End of period	$48.665	$45.671	$34.551	$24.814

TOTAL RETURN	6.56%	32.18%	39.24%	(0.74)%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.55%	0.10%
Investment income—net	14.87%	22.08%	2.87%	2.88%
Portfolio turnover rate	32.87%	40.07%	31.14%	112.27%
Thousands of Accumulation Units outstanding at end of period	611	613	403	14
Net Assets at end of period (in thousands)	30,623	28,643	14,151	347
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit data.
**	Based on average net assets.

B-18	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Lifetime Variable Select Account
	Growth Equity Sub-Account			Growth & Income Sub-Account
	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)
	2005	2004		2005	2004

PER ACCUMULATION UNIT DATA:*
Investment income-net	$0.007	$0.045	$0.074	$0.162	$0.211	$0.209
Net realized and unrealized gain (loss) on investments	0.652	0.702	2.731	1.107	1.605	3.782
Net increase (decrease) in Accumulation Unit value	0.659	0.747	2.805	1.269	1.816	3.991
Accumulation Unit value:
Beginning of period	13.747	13.000	10.195	21.385	19.569	15.578
End of period	$14.406	$13.747	$13.000	$22.654	$21.385	$19.569

TOTAL RETURN	4.79%	5.75%	27.51%	5.93%	9.28%	25.62%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	0.16%	0.98%	3.04%	1.16%	2.01%	6.82%
Portfolio turnover rate	204.85%	126.82%	397.49%	21.31%	35.60%	0.09%
Thousands of Accumulation Units outstanding at the end of the period	228	151	22	195	116	15
Net Assets at end of period (in thousands)	3,278	2,070	289	4,419	2,477	301

	International Equity Sub-Account			Stock Index Sub-Account
	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)
	2005	2004		2005	2004

PER ACCUMULATION UNIT DATA:*
Investment income-net	$0.203	$0.237	$0.177	$0.327	$0.347	$0.661
Net realized and unrealized gain (loss) on investments	2.410	2.415	4.293	1.251	2.597	5.404
Net increase (decrease) in Accumulation Unit value	2.613	2.652	4.470	1.578	2.944	6.065
Accumulation Unit value:
Beginning of period	18.240	15.588	11.118	29.182	26.238	20.173
End of period	$20.853	$18.240	$15.588	$30.760	$29.182	$26.238

TOTAL RETURN	14.32%	17.01%	40.21%	5.41%	11.22%	30.06%

Ratios to average net assets:**
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	2.10%	3.28%	3.17%	1.47%	3.07%	11.54%
Portfolio turnover rate	123.70%	179.02%	648.91%	82.83%	20.99%	22.42%
Thousands of Accumulation Units outstanding at the end of the period	534	217	18	507	335	35
Net Assets at end of period (in thousands)	11,130	3,950	285	15,588	9,763	913
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit.
**	Based on average net assets.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-19

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Social Choice Equity Sub-Account			Large-Cap Value Sub-Account
	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)
	2005	2004		2005	2004

PER ACCUMULATION UNIT DATA:*
Investment income—net	0.226	0.285	0.222	2.989	5.110	1.306
Net realized and unrealized gain (loss) on investments	1.335	2.245	4.667	(1.275)	1.526	6.842
Net increase (decrease) in Accumulation Unit value	1.561	2.530	4.889	1.714	6.636	8.148
Accumulation Unit value:
Beginning of period	24.134	21.604	16.715	39.762	33.126	24.978
End of period	$25.695	$24.134	$21.604	$41.476	$39.762	$33.126

TOTAL RETURN	6.46%	11.71%	29.25%	4.31%	20.03%	32.62%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	1.33%	2.23%	5.05%	8.36%	31.24%	13.06%
Portfolio turnover rate	32.39%	30.39%	0.89%	98.26%	46.85%	335.40%
Thousands of Accumulation Units outstanding at the end of the period	157	99	19	208	133	10
Net Assets at end of period (in thousands)	4,032	2,378	414	8,613	5,298	333

	Small-Cap Equity Sub-Account			Real Estate Sub-Account
	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the Years Ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)
	2005	2004		2005	2004

PER ACCUMULATION UNIT DATA:*
Investment income—net	6.278	6.522	3.574	6.932	6.600	4.122
Net realized and unrealized gain (loss) on investments	(4.549)	0.487	8.361	(3.943)	4.518	5.615
Net increase (decrease) in Accumulation Unit value	1.729	7.009	11.935	2.989	11.118	9.737
Accumulation Unit value:
Beginning of period	43.674	36.665	24.730	45.669	34.551	24.814
End of period	$45.403	$43.674	$36.665	$48.658	$45.669	$34.551

TOTAL RETURN	3.96%	19.12%	48.26%	6.55%	32.18%	39.24%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income—net	13.41%	29.85%	18.83%	15.56%	35.27%	65.57%
Portfolio turnover rate	231.24%	168.26%	175.00%	59.54%	50.93%	6.18%
Thousands of Accumulation Units outstanding at the end of the period	152	97	12	222	174	18
Net Assets at end of period (in thousands)	6,896	4,256	452	10,308	7,949	633
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit.
**	Based on average net assets.

B-20	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Bond Sub-Account			Money Market Sub-Account
	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the years ended December 31,		For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)
	2005	2004		2005	2004

PER ACCUMULATION UNIT DATA:*
Investment income—net	$0.948	$0.752	$0.354	$0.265	$0.071	$0.020
Net realized and unrealized gain (loss) on investments	(0.456)	0.016	(0.128)	—	—	—
Net increase (decrease) in Accumulation Unit value	0.492	0.768	0.226	0.265	0.071	0.020
Accumulation Unit value:
Beginning of period	25.994	25.226	25.000	10.091	10.020	10.000
End of period	$26.486	$25.994	$25.226	$10.356	$10.091	$10.020

TOTAL RETURN	1.89%	3.04%	0.90%	2.63%	0.71%	0.20%

RATIOS TO AVERAGE NET ASSETS:**
Expenses(b)	0.60%	0.60%	0.29%	0.60%	0.60%	0.29%
Investment income–net	4.70%	5.48%	6.32%	2.68%	0.80%	0.19%
Portfolio turnover rate	34.47%	16.41%	0.11%	319.81%	325.45%	244.92%
Thousands of Accumulation Units outstanding at the end of the period	510	262	22	1,658	631	82
Net Assets at end of period (in thousands)	13,495	6,806	551	17,173	6,371	824
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
*	Based on accumulation per unit.
**	Based on average net assets.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-21

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	PA Select and SPIA Account Growth Equity Sub-Account		PA Select and SPIA Account Growth & Income Sub-Account		PA Select and SPIA Account International Equity Sub-Account
	For the years ended December 31,		For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004	2005	2004

ACCUMULATION UNITS:
Credited for premiums	159,968	201,851	99,372	137,281	525,060	131,609
Credited (cancelled) for transfers and disbursements	(275,022)	(473,011)	(185,520)	(150,778)	(257,410)	150,153

OUTSTANDING:
Beginning of year	1,847,877	2,119,037	1,639,261	1,652,758	1,572,009	1,290,247
End of year	1,732,823	1,847,877	1,553,113	1,639,261	1,839,659	1,572,009

	PA Select and SPIA Account Stock Index Sub-Account		PA Select and SPIA Account Social Choice Equity Sub-Account
	For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004

ACCUMULATION UNITS:
Credited for premiums	248,846	427,827	81,609	67,554
Credited (cancelled) for transfers and disbursements	(395,509)	(375,817)	(39,168)	(14,457)

OUTSTANDING:
Beginning of year	4,449,372	4,397,362	639,472	586,375
End of year	4,302,709	4,449,372	681,913	639,472

	PA Select and SPIA Account Large-Cap Value Sub-Account		PA Select and SPIA Account Small-Cap Equity Sub-Account		PA Select and SPIA Account Real Estate Securities Sub-Account
	For the years ended December 31,		For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004	2005	2004

ACCUMULATION UNITS:
Credited for premiums	101,664	50,721	59,911	54,764	168,427	113,274
Credited for transfers and disbursements	(65,254)	161,104	(87,207)	32,129	(170,881)	97,674

OUTSTANDING:
Beginning of year	406,216	194,391	414,821	327,928	613,452	402,504
End of year	442,626	406,216	387,525	414,821	610,998	613,452

B-22	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	concluded

	Lifetime Variable Select Account
	Growth Equity Sub-Account		Growth & Income Sub-Account		International Equity Sub-Account
	For the years ended December 31,		For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004	2005	2004

ACCUMULATION UNITS:
Credited for premiums	132,137	107,505	32,015	102,138	347,451	173,321
Credited (cancelled) for transfers and disbursements	(55,140)	20,790	47,246	(1,697)	(30,279)	24,987

OUTSTANDING:
Beginning of period	150,544	22,249	115,810	15,369	216,581	18,273
End of period	227,541	150,544	195,071	115,810	533,753	216,581

	Stock Index Sub-Account		Social Choice Equity Sub-Account		Large-Cap Value Sub-Account
	For the years ended December 31,		For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004	2005	2004

ACCUMULATION UNITS:
Credited for premiums	159,947	253,327	40,256	72,291	84,425	98,586
Credited (cancelled) for transfers and disbursements	12,270	46,401	18,140	7,079	(10,002)	24,613

OUTSTANDING:
Beginning of period	334,537	34,809	98,530	19,160	133,237	10,038
End of period	506,754	334,537	156,926	98,530	207,660	133,237

	Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account		Bond Sub-Account
	For the years ended December 31,		For the years ended December 31,		For the years ended December 31,
	2005	2004	2005	2004	2005	2004

ACCUMULATION UNITS:
Credited for premiums	317,303	63,689	87,189	149,134	144,222	207,771
Cancelled for transfers and disbursements	(262,857)	21,430	(39,137)	6,614	103,454	32,314

OUTSTANDING:
Beginning of period	97,446	12,327	174,071	18,323	261,824	21,739
End of period	151,892	97,446	222,123	174,071	509,500	261,824

	Money Market Sub-Account
	For the years ended December 31,
	2005	2004

ACCUMULATION UNITS:
Credited for premiums	2,555,971	1,212,646
Credited (cancelled) for transfers and disbursements	(1,529,106)	(663,512)

OUTSTANDING:
Beginning of period	631,359	82,225
End of period	1,658,224	631,359

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-23

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VA-1:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth Equity, Growth & Income, International Equity, Stock Index, Social Choice Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Bond, and Money Market Sub-Accounts (constituting the TIAA-CREF Life Separate Accounts VA-1, hereafter referred to as the “Accounts”) at December 31, 2005, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Accounts’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Accounts as of December 31, 2004 and for the year then ended, were audited by other auditors whose report dated April 27, 2005 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

April 28, 2006

B-24	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VA-1:

We have audited the accompanying statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 (the “Account”) as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles us ed and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life Separate Account VA-1 at December 31, 2004, the results of its operations for the year then ended and the changes in its net assets for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/    Ernst & Young LLP

New York, New York

April 22, 2005

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-25

Report of management responsibility

April 19, 2006

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the acting Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent registered public accounting firm of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the year ended December 31, 2005 and Ernst & Young LLP for prior year ended December 31, 2004. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent accounting firm and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Bertram L. Scott	Linda S. Dougherty
Chairman, President and Chief Executive Officer	Second Vice President and Chief Financial Officer

B-26	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Report of the audit committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board of Trustees and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial audit firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCooper LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the 2005 audited statutory-basis financial statements with statutory accounting principles.

The discussion with PricewaterhouseCooper LLP focused on their judgments concerning the quality and acceptability of the accounting principles as applied in the financial reporting practices followed by TIAA-CREF Life, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Teachers Insurance and Annuity Association of America’s Board of Trustees has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Monica Dodd Calhoun, Audit Committee Member

Scott C. Evans, Audit Committee Member

Erwin W. Martens, Audit Committee Member

Frances Nolan, Audit Committee Chairperson

John A. Somers, Audit Committee Member

April 19, 2006

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-27

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2005, and the related statutory basis statements of operations, changes in capital and contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the year ended December 31, 2004, which are prepared on the basis of accounting described in Note 2, were audited by other independent auditors whose report dated April 20, 2005, expressed an adverse opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles in the United States of America, and expressed an unqualified opinion on the fair presentation of the financial statements in conformity with the basis of accounting described in Note 2.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the 2005 financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2005, or the results of its operations or its cash flows for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 19, 2006

B-28	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Report of independent registered public accounting firm

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheet of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as of December 31, 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the year then ended. These financial statements are the responsibility of TIAA-CREF Life’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of TIAA-CREF Life’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TIAA-CREF Life’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA-CREF Life at December 31, 2004, or the results of its operations or its cash flow for the year then ended.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2004, and the results of its operations and its cash flow for the year then ended in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

/s/    Ernst & Young LLP

New York, New York

April 20, 2005

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-29

Statutory statement of admitted assets, liabilities and capital and surplus	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands, except share data)	December 31, 2005	December 31, 2004

ASSETS
Bonds	$2,692,895	$2,727,429
Mortgages	136,596	175,695
Preferred stocks	7,515	—
Common stocks	1,000	1,457
Other long term investments	153	29
Cash, cash equivalents and short-term investments	1,039	40,731
Investment income due and accrued	34,848	35,204
Separate account assets	421,874	355,512
Federal income tax recoverable from TIAA	1,692	3,743
Deferred federal income tax asset	1,909	1,640
Other assets	27,369	34,601
Total assets	$3,326,890	$3,376,041

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and annuities	$1,595,304	$1,762,897
Liability for deposit-type contracts	954,475	876,604
Contract claims	850	607
Asset valuation reserve	14,574	10,764
Interest maintenance reserve	7,587	9,160
Separate account liabilities	420,740	354,441
Other liabilities	8,930	61,490
Total liabilities	3,002,460	3,075,963

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus	34,430	10,078
Total capital and surplus	324,430	300,078
Total liabilities, capital and surplus	$3,326,890	$3,376,041

Statutory—basis statements of operations	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands)	For the year ended December 31, 2005	For the year ended December 31, 2004

REVENUES
Insurance and annuity premiums and other considerations	$144,186	$227,075
Net investment income	149,674	148,139
Total revenues	$293,860	$375,214

EXPENSES
Policy and contract benefits	$308,574	$176,511
Increase (decrease) in policy and contract reserves	(167,593)	27,719
Operating expenses	50,725	56,006
Transfers to separate accounts, net	43,474	68,410
Other, net	24,768	11,701
Total expenses	$259,948	$340,347

Income before federal income tax and net realized capital losses	33,912	34,867
Federal income tax expense	11,506	8,867
Net realized capital (losses) less capital gains taxes, after transfers to interest maintenance reserve	(988)	(524)
Net income	$21,418	$25,476

B-30	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory statement of admitted assets, liabilities and capital and surplus	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2003	$2,500	$287,500	$(10,486)	$279,514
Net income	—	—	25,476	25,476
Net unrealized capital gains on investments	—	—	621	621
Change in the asset valuation reserve	—	—	(6,101)	(6,101)
Change in value of seed money in separate account	—	—	259	259
Change in net deferred income tax	—	—	(3,893)	(3,893)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	3,547	3,547
Other	—	—	655	655
Balance, December 31, 2004	$2,500	$287,500	$10,078	$300,078
Net income	—	—	21,418	21,418
Net unrealized capital losses on investments	—	—	(221)	(221)
Change in the asset valuation reserve	—	—	(3,810)	(3,810)
Change in value of seed money in separate account	—	—	64	64
Change in net deferred income tax	—	—	(1,406)	(1,406)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	1,675	1,675
Other	—	—	15	15
Prior year income (surplus) adjustment	—	—	6,617	6,617
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-31

Statutory—basis statements cash flow	TIAA-CREF Life Insurance Company December 31, 2005

(dollars in thousands)	For the year ended December 31, 2005	For the year ended December 31, 2004
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$140,876	$231,303
Miscellaneous income	7,344	10,334
Net investment income	203,806	200,236
Total Receipts	352,026	441,873
Policy and contract benefits	308,394	176,973
Operating expenses	76,527	54,684
Federal income tax expense	9,517	13,993
Net transfers to separate accounts	50,320	68,779
Total Disbursements	444,758	314,429
Net cash from operations	(92,732)	127,444
CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	547,206	377,188
Stocks	1,833	—
Mortgages and real estate	59,083	19,656
Miscellaneous proceeds	—	39,497
Cost of investments acquired:
Bonds	569,436	537,243
Stocks	8,515	1,228
Mortgages and real estate	20,000	65,750
Miscellaneous applications	109	25
Net from investments	10,062	(167,905)
CASH FROM FINANCING AND OTHER
Capital and paid in surplus	—	—
Net deposits on deposit-type contracts funds	48,849	25,318
Other cash provided (applied)	(5,871)	8,714
Net cash from financing and other	42,978	34,032
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(39,692)	(6,429)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	40,731	47,160
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,039	$40,731

B-32	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life has authorized, issued and outstanding 2,500 shares of Class A common stock. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2005, TIAA-CREF Life was licensed in 51 jurisdictions. Unless approved by the New York State Insurance Department (the “Department”), dividends to the shareholder are limited by New York State Insurance Law to the lesser of ten percent of surplus to policyholders as of the prior year end or the prior year’s net gain from operations excluding realized gains. There are no other restrictions on TIAA-CREF Life’s surplus or company profits regarding the payment of dividends to the shareholder.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Department, a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of TIAA-CREF Life’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because TIAA-CREF Life maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

(In Thousands)	2005	2004
Net Income, New York Basis	$21,418	$25,476
Difference in Reserves for:
Term Conversions	136	145
Deferred and Payout Annuities issue after 2000	—	(6)
Net Income, NAIC SAP	$21,554	$25,615

Statutory Capital and Surplus, New York Basis	$321,930	$300,078
Difference in Reserves for:
Term Conversions	584	448
Deferred and Payout Annuities issued after 2000	—	15
Statutory Capital and Surplus, NAIC SAP	$322,514	$300,541

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;
•	The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into investment income over the remaining life of the investments sold;
•	Certain assets, designated as “non-admitted assets” are excluded from assets in the statutory balance sheet, are included in the balance sheet;
•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;
•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s equity in the audited GAAP equity of the subsidiaries;
•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;
•	State taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;
•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;
•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences, while not determined, are presumed to be material.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-33

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value except for loan-backed and structured securities, which are written down to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a write-down is recognized as a realized loss.

VALUATION OF INVESTMENTS:

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not in default are stated at amortized cost using the interest method. Short-term investments in default are stated at the lower of amortized cost or market value. Cash and cash equivalents includes cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default, are stated at amortized cost using the interest method. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value determined by quoted market prices or an independent pricing service. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value, recognized as a realized loss.

Loan-Backed Bonds and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Restricted Common and Preferred Stocks: The Company does not have any restricted common or preferred stock.

Repurchase Agreements: The Company does not have any repurchase agreements outstanding.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holder. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging and income generation purposes. Derivatives used by the Company include foreign currency, interest rate swaps and interest rate cap contracts. See Note 6.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed

B-34	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

with the Department. Such investment-related non-admitted assets totaled $0 and $14 thousand at December 31, 2005 and 2004, respectively. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $9,354 thousand and $11,030 thousand at December 31, 2005 and 2004, respectively. The other non-admitted assets were $0 and $1 thousand at December 31, 2005 and 2004, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.50% to 6.75% and averaging approximately 4.52%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to AVR are reported as transfers to or from surplus.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Premiums and Deposits: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain prior year amounts in the financial statements have been reclassified to conform to the 2005 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Note 3—investments

The disclosures below provide information grouped within the following asset categories: A) bonds, preferred and common stocks; B) mortgage investments; C) investment subsidiaries and affiliates; and D) other long-term investments.

A. BONDS, PREFERRED STOCKS AND COMMON STOCKS:

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2005 and 2004, are shown below (in thousands):

	Cost**	Gross Unrealized		Estimated Fair Value
		Gains	Losses

December 31, 2005
U.S. Government	$13,160	$1,855	$—	$15,015
All Other Governments	9,998	—	(48)	9,950
States, Territories & Possessions	—	—	—	—
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	133,113	1,717	(865)	133,965
Public Utilities	205,102	2,332	(2,750)	204,684
Industrial & Miscellaneous	2,331,522	22,297	(29,096)	2,324,723
Total Bonds	2,692,895	28,201	(32,759)	2,688,337
Preferred Stocks	7,515	13	(10)	7,518
Common Stocks Affiliated***	1,000	—	—	1,000
Total	$2,701,410	$28,214	$(32,769)	$2,696,855

December 31, 2004
U.S. Government	$12,425	$1,713	$—	$14,138
All Other Governments	10,158	210	—	10,368
States, Territories & Possessions	—	—	—	—
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	89,519	1,365	(301)	90,583
Public Utilities	211,914	5,396	(725)	216,585
Industrial & Miscellaneous	2,403,413	64,140	(11,157)	2,456,396
Total Bonds	2,727,429	72,824	(12,183)	2,788,070
Common Stocks	1,228	229	—	1,457
Total	$2,728,657	$73,053	$(12,183)	$2,789,527

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.
***	Also reported in Note 3C—Subsidiaries and Affiliates

IMPAIRMENT REVIEW PROCESS

All securities are subjected to TIAA-CREF Life’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment to fair value in the period

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-35

—

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS AND PREFERRED STOCKS

The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2005 and 2004 are shown in the table below (in thousands):

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2005

Less than twelve months:
Bonds	$1,256,598	$(22,188)	$1,234,410
Preferred Stocks	5,015	(10)	5,005
Total less than twelve months	$1,261,613	$(22,198)	$1,239,415

More than twelve months:
Bonds	$344,392	$(10,571)	$333,821
Preferred Stocks	—	—	—
Total twelve months or more	344,392	(10,571)	333,821
Total—All bonds and preferred stocks	$1,606,005	$(32,769)	$1,573,236

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2004

Less than twelve months:
Bonds	$542,658	$(7,633)	$535,025

More than twelve months:
Bonds	139,923	(4,550)	135,373
Total Bonds	$682,581	$(12,183)	$670,398

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2005, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (34%), public utilities (22%), manufacturing (17%), finance (11%), communication (6%), transportation (5%), and other securities (5%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company did not hold any securities where the gross unrealized loss was greater than $1 million at December 31, 2005.

For 2004, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (58%), finance (20%), transportation (7%), public utilities (7%) and other securities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held one asset-backed security where the gross unrealized loss was greater than $1 million at December 31, 2004. The estimated future cash flows supported the carrying value of this asset-backed security.

SCHEDULED MATURITIES OF BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2005, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$341,689	$341,909
Due after one year through five years	1,212,238	1,198,897
Due after five years through ten years	162,678	162,735
Due after ten years	279,574	291,347
Subtotal	1,996,179	1,994,888
Residential mortgage-backed securities	184,661	184,524
Asset-backed securities	215,925	215,286
Commercial mortgage-backed securities	296,130	293,640
Total	$2,692,895	$2,688,338

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are long-term bond investments in or near default totaled approximately $4,807 thousand of which $2,878 thousand are categorized as due after one year through five years and $1,929 thousand are categorized as asset-backed securities.

B-36	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2005 and 2004, approximately 96.4% and 96.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2005	2004
Finance and financial services	19.2%	17.9%
Manufacturing	13.9	15.7
Commercial mortgage-backed securities	11.0	10.5
Public utilities	10.8	10.8
Communication	8.4	8.4
Asset-backed securities	8.0	11.5
Residential mortgage-backed securities	6.9	3.1
Services	5.3	5.8
Retail and wholesale trade	4.9	4.7
Oil and gas	4.2	4.6
Transportation	3.8	4.1
Other	2.3	2.2
REIT	1.3	0.7
Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

During 2005, TIAA-CREF Life did not acquire bonds or stocks through troubled debt restructuring. During 2004 it did acquire shares of stocks at $1,228 book value from a bond restructuring. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required writedown is recognized as realized capital loss. During 2005 and 2004, TIAA-CREF Life also acquired bonds and stocks through exchanges aggregating $54,086 and $46,280, respectively. When exchanging securities, TIAA generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. Debt securities amounting to approximately $8,963 thousand and $8,630 thousand at December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not engage in the practice of wash sales, however, in isolated cases in the course of the asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale when an opportunity to significantly enhance the return on the investment is present. The Company had no wash sales during the year ended December 31, 2005.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2005, the Company changed from the retrospective method to the prospective method due to negative yields on specific structured securities totaling $1,829 thousand.

B. MORTGAGE INVESTMENTS:

The Company makes mortgages that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 43% for commercial loans. The coupon rates for commercial mortgages issued during 2005 were 5.09%.

MORTGAGE IMPAIRMENT REVIEW PROCESS

The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairments in value. There were no mortgages with impaired values at December 31, 2005 and 2004. The Company accrues interest income on impaired loans to the extent it is deemed collectible. Any mortgages in default more than eighteen months will have all due and accrued income non-admitted.

MORTGAGE DIVERSIFICATION

At December 31, 2005 and 2004, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

	2005	2004

Property Type
Office building	81.8%	65.4%
Shopping centers	14.0	26.3
Apartments	4.2	8.3
Total	100.0%	100.0%

	2005	2004

Geographic Region
South Atlantic	54.8%	47.0%
Pacific	21.3	16.8
Mountain	13.4	10.6
Middle Atlantic	6.3	4.9
South Central	4.2	15.7
North Central	0.0	5.0
Total	100.0%	100.0%

At December 31, 2005 and 2004, approximately 43.4% and 22.5% of the mortgage portfolio, respectively, was invested in the District of Columbia and was included in the South Atlantic region shown above.

SCHEDULED MORTGAGE MATURITIES

At December 31, 2005, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$1,557
Due after one year through five years	93,497
Due after five years through ten years	36,134
Due after ten years	5,408
Total	$136,596

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-37

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

MORTGAGE—OTHER DISCLOSURES

The Company has no Reverse Mortgages as of December 31, 2005 and 2004.

C. SUBSIDIARIES AND AFFILIATES:

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in SCA entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the $1 million carrying value as of December 31, 2005 of this entity is reported as affiliated common stock. There were no impairments in affiliates for the years ended December 31, 2005 or 2004. There was no net income from affiliates for the years ended December 31, 2005 and 2004. During 2005 and 2004, there was no net amount due from investment subsidiaries and affiliates. As of December 31, 2005 and 2004, TIAA-CREF Life’s capital contributions to affiliates were $1 million and $0 respectively.

D. OTHER LONG TERM INVESTMENTS:

TIAA-CREF Life’s carrying value in other long-term investments, which are primarily contract loans, derivatives, and investments in process, at December 31, 2005 and 2004 was $153 thousand and $29 thousand, respectively.

E. COMMITMENTS:

At December 31, 2005, the Company had no outstanding commitments to fund future investments. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2005	2004
Bonds	$140,889	$141,493
Stocks	86	58
Mortgages	10,169	11,803
Cash, cash equivalents and short-term investments	645	427
Other long-term investments	(1,106)	(4,947)
Total gross investment income	$150,683	$148,834
Less investment expenses	(3,238)	(3,088)
Net investment income before amortization of net IMR gains	147,445	145,746
Amortization of IMR gains	2,229	2,393
Net investment income	$149,674	$148,139

Due and accrued income is excluded from surplus on the following basis: 1) Bonds—income due and accrued on bonds in or near default or that is over 90 days past due, 2) Mortgages—income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. No income was excluded from income for the years ended December 31, 2005 and 2004.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales and redemptions of investments were as follows (in thousands):

	2005	2004
Bonds	$(875)	$3,937
Stocks	605	—
Other long-term investments	—	—
Cash, cash equivalent and short-term investments	—	(3)
Total before capital gains taxes and transfers to the IMR	(270)	3,934
Transfers to the IMR	(656)	(4,237)
Capital gains taxes	(62)	(221)
Net realized capital (losses) less capital gains taxes, after transfers to the IMR	$(988)	$(524)

Write-downs of bonds resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital (losses), were approximately $1,270 thousand and $0 at December 31, 2005 and 2004, respectively. Proceeds from sales of long-term bond investments during 2005 and 2004 were $143,454 thousand and $127,947 thousand, respectively. Gross gains of $2,006 thousand and $4,837 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $1,635 thousand and $953 thousand were realized on these sales during 2005 and 2004, respectively.

Unrealized Capital Gains and Losses: For 2005 and 2004, the net change in unrealized capital gains/(losses) on investments, resulting in a net increase (decrease) in valuation of investments were approximately $(221) thousand and $621 thousand, respectively.

Note 5—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2005 and 2004 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

B-38	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

	Carrying Value	Estimated Fair Value

December 31, 2005	(In Thousands)

Assets
Bonds	2,692,895	2,688,338
Common Stocks	1,000	1,000
Preferred Stocks	7,515	7,518
Mortgages	136,596	134,209
Cash, cash equivalents and short-term investments	1,039	1,039
Separate account assets	420,740	420,740
Separate account seed money investments	1,134	1,134
Derivative Financial Instruments	15	420

Liabilities
Personal Annuity Select—Fixed Account	1,541,771	1,541,771
Funding Agreements	921,996	921,996
Derivative Financial Instruments	(3,140)	(3,660)
Separate account liabilities	420,740	420,740

December 31, 2004

Assets
Bonds	2,727,429	2,788,070
Common Stocks	1,457	1,457
Mortgages	175,695	177,189
Cash, cash equivalents and short-term investments	40,731	40,731
Separate account assets	354,442	354,442
Separate account seed money investments	1,070	1,070
Derivative Financial Instruments	—	—

Liabilities
Personal Annuity Select—Fixed Account	1,720,699	1,720,699
Funding Agreements	849,051	849,051
Derivative Financial Instruments	(2,809)	(6,300)
Separate account liabilities	354,442	354,442

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in thousands):

	2005		2004
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$2,090,209	$2,087,292	$2,035,012	$2,079,592
Privately placed bonds	602,686	601,046	692,417	708,478
Total	$2,692,895	$2,688,338	$2,727,429	$2,788,070

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common Stocks, Cash, Cash Equivalents and Short-Term Investments, Contract Loans and Separate Account Seed Money Investments: The carrying values were considered reasonable estimates of their fair values.

Preferred Stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

Personal Annuity Select—Fixed Account: The carrying values of the liabilities were considered reasonable estimates of their fair values.

Funding Agreements: The carrying values (account balance) of the liabilities were considered reasonable estimates of their fair values.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative Financial Instruments: The fair values of interest rate cap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows. The fair values of interest rate swap contracts and foreign currency swap contracts are estimated internally based on anticipated interest rates, estimated future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA-CREF Life’s counterparties.

Note 6—derivative financial instruments

The Company uses derivative instruments for hedging and income generation purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA-CREF Life’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA-CREF Life adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Interest Rate Swaps: TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allows TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swaps to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-39

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value.

Interest Rate Cap Contracts: TIAA-CREF Life purchases interest rate cap contracts to hedge against the market risk of a rising interest rate environment as part of the Company’s asset and liability management program for certain interest sensitive products. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. Under the terms of the interest rate cap contracts, the selling entity makes payments to the Company on a notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are recognized as investment income.

Foreign Currency Swap Contracts: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value.

	2005
(In Thousands)	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts
Assets	—	—	—
Liabilities	10,080	(3,140)	(3,620)
Subtotal	10,080	(3,140)	(3,620)
Interest rate swap contracts
Assets	177,400	15	420
Liabilities	4,000	—	(40)
Subtotal	181,400	15	380)
Interest rate cap contracts
Assets	—	—	—
Liabilities	—	—	—
Subtotal	—	—	—
Total Derivatives
Assets	177,400	15	420
Liabilities	14,080	(3,140)	(3,660)
Total	191,480	(3,125)	(3,240)

	2004
(In Thousands)	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts
Assets	—	—	—
Liabilities	10,080	(2,809)	(3,238)
Subtotal	10,080	(2,809)	(3,238)
Interest rate swap contracts
Assets	—	—	—
Liabilities	181,400	—	(3,062)
Subtotal	181,400	—	(3,062)
Interest rate cap contracts
Assets	67,790	—	—
Liabilities	—	—	—
Subtotal	67,790	—	—
Total Derivatives
Assets	67,790	—	—
Liabilities	191,480	(2,809)	(6,300)
Total	259,270	(2,809)	(6,300)

Note 7—separate accounts

TIAA-CREF Life Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. The underlying series mutual fund, TIAA-CREF Life Funds, currently has ten investment portfolios: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The TIAA-CREF Life Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. All of the VLI-1 assets are invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently VLI-1 invests in five investment accounts of the TIAA-CREF Life Funds: Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund.

TIAA-CREF Life provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the

B-40	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

Information regarding separate accounts of the Company for the years ended December 31, is as follows (in thousands):

	Non-guaranteed Separate Accounts
	2005	2004
Premiums and considerations	$77,109	$107,085
Reserves:
For accounts with assets at:
Fair value	419,983	354,335
Amortized cost	—	—
Total reserves	$419,983	$354,335
By withdrawal characteristics:
At fair value	$419,983	$354,335
Total reserves	$419,983	$354,335

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2005	2004
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$226,183	$180,869
Transfers from Separate Accounts	183,271	112,526
Net transfers to or (from) Separate Accounts	$42,912	$68,343
Reconciling Adjustments:
Fund transfer exchange gain/loss	$562	$68
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$43,474	$68,411

Note 8—related party transactions

The majority of services for the operation of the Company are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2005, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2005, there were sixty-eight drawdowns totaling $216,400 thousand, which were repaid by December 31, 2005. As of December 31, 2005 outstanding principal plus accrued interest was $0.

The Company provides all administrative services for VA-1 and VLI-1 in connection with the operations of its separate accounts, VA-1 and VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”) a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 9—federal income taxes

Beginning with 1998 TIAA-CREF Life began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts payable to (due from) TIAA for federal income taxes were $(1,754) thousand and $(3,743) thousand and for capital gains tax of $62 thousand and $0 at December 31, 2005 and 2004, respectively.

The components of the Company’s net deferred tax asset were as follows (in thousands):

	2005	2004	Change
Gross deferred tax assets	$11,611	$13,110	$(1,499)
Gross deferred tax liabilities	348	440	(92)
Deferred tax assets, non-admitted	9,354	11,030	(1,676)
Net deferred tax asset, admitted	$1,909	$1,640	$269

The Company’s gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code. TIAA-CREF Life’s gross deferred tax liability is attributable to deferred market discount on bonds. There are no deferred tax liabilities that have not been recognized.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-41

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

The Company was subject to the domestic federal statutory income tax rate of 35%. The Company’s effective federal income tax rate for 2005 differs from tax at the statutory income tax rate, as illustrated below (in thousands):

	2005	2004
Net gain from operations	$33,912	$34,867
Statutory rate	35%	35%
Tax at statutory rate	11,869	12,203
Deferred acquisition costs less amortization	(604)	(157)
Amortization of interest maintenance reserve	(780)	(838)
Net increase in reserves	304	(1,835)
True-up of prior year’s tax	(482)	(92)
Prior year adjustment	2,316	—
Other adjustments	(1,117)	(414)
Federal income tax expense	$11,506	$8,867

Effective tax rate	34%	25%

As of December 31, 2005, the Company had no net operating loss carryforwards for tax purposes. It had capital loss carryforwards of $2,273 thousand at December 31, 2004 of which $2,273 thousand was used to offset capital gains realized in 2005.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, are as follows (in thousands):

Year Incurred	Tax Incurred
2003	$11,530
2004	$8,959
2005	$11,988

Note 10—pension plan and postretirement benefits

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life’s net expense for the qualified defined contribution plan was approximately $1,968 thousand and $2,394 thousand for 2005 and 2004, respectively, and for other postretirement benefit plans was $287 thousand and $348 thousand for 2005 and 2004, respectively.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 96% of the total reserves in the Company. The general account reserves for these products are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PAS’s and the Lifetime Variable Select’s (“LVS”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $1,094 thousand and $1,154 thousand at December 31, 2005 and 2004 respectively.

For the Lifetime Fixed V, base reserves are calculated in accordance with CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31, are as follows (in thousands):

	2005		2004
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,461,600	83.9%	$2,565,488	86.4%
At book value less current surrender charge of 5% or more	5,569	0.2%	4,873	0.2%
At fair value	416,980	14.2%	353,210	11.9%
Not subject to discretionary withdrawal	49,278	1.7%	43,916	1.5%
Total (gross)	2,933,427	100.0%	2,967,487	100.0%

Reinsurance ceded	—		—
Total (net)	$2,933,427		$2,967,487

Annuity reserves and deposit-type contact funds and other liabilities without life or disability contingencies for the year ended December 31, are as follows (in thousands):

	2005	2004
General Account:
Total annuities (excluding supplementary contracts with life)	$1,560,531	$1,736,333
Supplementary contracts with life contingencies	347	186
Miscellaneous reserves, GMDB	1,094	1,154
Deposit-type contracts	954,475	876,604
Subtotal	2,516,447	2,614,277
Separate Accounts:
Annuities	416,980	353,210
Total	$2,933,427	$2,967,487

For Ordinary Life Insurance (including term plans, Universal Life and Variable Universal Life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table and 4.5% interest. Term

B-42	Statement of Additional Information Lifetime Variable Select and Personal Annuity Select

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2005	continued

conversion reserves are based on TIAA-CREF Life term conversion mortality experience and 4.5% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. TIAA-CREF Life had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2005 and December 31, 2004, respectively. As of December 31, 2005 and 2004, TIAA-CREF Life had $1,994 million and $2,250 million of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Deficiency reserves on the above insurance totaled $5,611 thousand and $5,640 thousand at December 31, 2005 and 2004, respectively.

For retained assets, an accumulation account issued from the proceeds of life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 12—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2005	2004
Premiums	$30,621	$60,901
Increase in policy and contract reserves	$52,446	$47,473
Policy and contract reserves	$128,878	$76,432

Note 13—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 14—subsequent events

On or about June 6, 2006, TIAA-CREF Tuition Financing, Inc. will transition program management responsibilities and the assets in the Missouri 529 program (MO$T) to Upromise/Vanguard. Regarding the assets of approximately $145 million in the Guaranteed Option that are held in a TIAA-CREF Life funding agreement, the Missouri State Treasurer, Upromise/Vanguard and TIAA-CREF Life have agreed that, notwithstanding the provisions of the funding agreement that provide for a 5-year payout of the assets (20% of the assets per year), all the assets may be retained by TIAA-CREF Life until (i) individual participants have withdrawn all the assets from the Guaranteed Option or (ii) 4 years from the June 6, 2006 transition date, whichever is earlier. While suspending the 5-year payout provision is beneficial to TIAA-CREF Life, there is a possibility that Upromise/Vanguard will market its own investment options so as to encourage participants to move their monies out of the Guaranteed Option and, consistent with the terms of the Funding Agreement, TIAA-CREF Life is obligated to honor participant-directed withdrawals at any level.

On April 13, 2006, California’s ScholarShare Investment Board announced its intention to enter into negotiations with Fidelity, to serve as the next program manager for the state’s 529 savings program. TIAA-CREF Tuition Financing, Inc. (TFI) has served as the program manager of the program since its launch in 1999. Assets in the guaranteed option held by TIAA-CREF Life in funding agreements aggregate approximately $400 million. The transition of accounts and assets is expected to take place in October 2006.

Lifetime Variable Select and Personal Annuity Select Statement of Additional Information	B-43

Part C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial statements.

Part A: None

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company.

(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant 1/

(2)	None

(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) 2/

	(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto 1/

(4)	(A) Forms of original Personal Annuity Select Contract3/ and endorsements4/

(B) Forms of new Personal Annuity Select Contracts6/

(C) Form of Lifetime Variable Select Contract5/

(5)	(A) Forms of Application for Personal Annuity Select Contract4/

(B) Form of Application for Lifetime Variable Select Contract5/

(6)	(A)	Charter of TIAA-CREF Life 2/

	(B)	Bylaws of TIAA-CREF Life 2/

	(7)	None

(8)	(A)	Participation/Distribution Agreement with TIAA-CREF Life Funds 2/

	(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 *

(9)	Legality Opinion and Consent of George W. Madison, Esquire *

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP *

	(B)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

	(C)	Consents of Ernst & Young LLP, Independent Registered Public Accounting Firm *

(11)		None

(12)	(A)	Seed money memorandum, dated February 29, 2000 3/

	(B)	Seed money memorandum, dated August 1, 20024/

(13)	Schedule of Computation of Performance Information6/

(14)	Financial Data Schedule - not required

*	Filed herewith.
[1]	Previously filed as part of the initial filing of this Registration Statement on August 18, 1998.
[2]	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to this Registration Statement, on December 7, 1998 and December 22, 1998, respectively.
[3]	Previously filed as part of the Post-Effective Amendment No. 3 to this Registration Statement, on March 28, 2000.
[4]	Previously filed as part of the Post-Effective Amendment No. 6 to this Registration Statement, on October 25, 2002.
[5]	Previously filed as part of the Post-Effective Amendment No. 9 to this Registration Statement, on July 18, 2003.
[6]	Previously filed as part of the Post-Effective Amendment No. 10 to this Registration Statement, on April 30, 2004.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Mary E. Beams	Director
Bret L. Benham	Director and Vice President
Monica D. Calhoun	Director
Scott C. Evans	Director
I. Steven Goldstein	Director
Glenn A. MacFarlane	Director, Vice President and Finance Manager
Erwin W. Martens	Director
Frances Nolan	Director
Russell G. Noles	Director
Dermot J. O’Brien	Director
Keith H. Rauschenbach	Director
Bertram L. Scott	Director, Chairman, President, & Chief Executive Officer
John A. Somers	Director
Gary Chinery	Vice President and Treasurer
Edward Van Dolsen	Vice President
Linda Dougherty	Second Vice President & Chief Financial Officer
Mark L. Serlen	Secretary
Glenn S. Brausa	Chief Investment Officer
Harry I. Klaristenfeld	Appointed Actuary
Jeffrey S. Goldin	Illustration Actuary
Jorge Gutierrez	Assistant Treasurer
Steven L. Sterman	Assistant Investment Officer
Edward Hancock	Acting Chief Compliance Officer (Separate Accounts only)
Craig Nordyke	Assistant Actuary
Stephen Steinberg	Assistant Actuary
Edward J. Leahy	Assistant Secretary
Benjamin Leiser	Assistant Secretary
Bruce Wallach	Assistant Secretary
Roger A. Vellekamp	Assistant Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All TIAA subsidiary companies are Delaware corporations, except as indicated.

2LPPA, LLC

485 Properties, LLC

730 Texas Forest Holdings, Inc.

Ataya Hardwoods, LLC

Bethesda ARC, LLC

Bisys Crossings I, LLC

Boca 10 A & B LLC

Boca 10 C & D LLC

Boca 11 A LLC

Boca 11 B LLC

Boca 11 C & D LLC

Boca 11 E & F LLC

Boca 54 Land Associates LLC

College Credit Trust

CTG & P, LLC

DAN Properties, Inc.

GA-Buckhead, L.L.C.

IL-161 Clark Street, L.L.C.

Industrial Property Fund VI, LLC

Illinois Teachers Properties, LLC

JV Georgia One, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

Light St. Partners LLP

M.O.A. Enterprises, Inc.

MOA Investors I, Inc.

ND Properties, Inc.

One Boston Place, LLC

One Boston Place Real Estate Investment Trust

Savannah Teachers Properties, Inc.

Storage Portfolio I, LLC

Strategic Industrial Properties I, LLC

T114 Properties, Inc.

T-C Sports Co., Inc.

TCAM Core Property Fund GP LLC

TCAM Core Property Fund Operating GP LLC

TCAM Core Property Fund REIT LLC

TCPC Associates, LLC

TCT Holdings, Inc.

T-Investment Properties Corp.

T-Land Corp.

Teachers Advisors, Inc.

Teachers Belvidere Properties, LLC

Teachers Boca Properties II, Inc.

Teachers Concourse, LLC

Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Services, Inc.

Teachers REA, LLC

Teachers REA II, LLC

Teachers REA III, LLC

Teachers West, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Advisory Services, LLC

TIAA Bay Isle Key II Member, LLC

TIAA Bay Isle Key II, LLC

TIAA Canada Retail Business Trust

TIAA CMBS I, LLC

TIAA Diamond Investor, LLC

TIAA European Funding Trust

TIAA Financial Services, LLC

TIAA Florida Mall, LLC

TIAA Franklin Square, LLC

TIAA Global Markets, Inc.

TIAA Lakepointe, LLC

TIAA Miami International Mall, LLC

TIAA Realty, Inc.

TIAA Realty Capital Management, LLC

TIAA Retail Commercial LLC

TIAA SF One, LLC

TIAA-Shenandoah, LLC

TIAA Stafford-Harrison, LLC

TIAA Timberlands I, LLC

TIAA Timberlands II, LLC

TIAA The Reserve II Member, LLC

TIAA The Reserve II, LLC

TIAA Tri-State, LLC

TIAA West Town Mall, LLC

TIAA-CREF Enterprises, Inc.

TIAA-CREF Insurance Agency, LLC

TIAA-CREF Individual & Institutional Services, LLC

TIAA-CREF International Investments Limited

TIAA-CREF Investment Management, LLC

TIAA-CREF Life Insurance Company

TIAA-CREF Trust Company, FSB

TIAA-CREF Tuition Financing, Inc.

TREA 10 Schalks Crossing Road, Inc.

TREA GA Reserve, LLC

WA-WTC, L.L.C.

WRC Properties, Inc.

Notes

(1):	All subsidiaries are Delaware entities except as follows:

a) Maryland entities: Light Street Partners, LLP and One Boston Place Real Estate Investment Trust

b)	New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. and Teachers Pennsylvania Realty, Inc.

d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank

e)	TIAA-CREF International Investments Limited formed in Jersey Channel Islands, UK

(2): ND Properties, Inc. wholly or partially owns interests in four Delaware entities and sixteen foreign entities.

Item 27.	Number of Contractowners

As of March 31, 2006, there were 22,713 owners of Personal Annuity Select contracts and 1,318 owners of Lifetime Variable Select contracts.

Item 28.	Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Teachers Personal Investors Service, Inc. (“TPIS”), acts as principal underwriter for Registrant, TIAA-CREF Life Separate Account VLI-1, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

(b) The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

(c) Not Applicable.

Item 30.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life. TIAA-CREF Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors, as: the nature and extent of such services, expenses and risks; the need for TIAA-CREF Life to earn a profit; and the degree to which the contracts include innovative features. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28 day of April, 2006.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company
(On behalf of the Registrant and itself)

By:	/s/ Bertram L. Scott
Bertram L. Scott
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bertram L. Scott Bertram L. Scott	Chairman, President and Chief Executive Officer	April 28, 2006

/s/ Linda S. Dougherty Linda S. Dougherty	Second Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	April 28, 2006

Signature of Director	Date	Signature of Director	Date
/s/ Mary E. Beams Mary E. Beams	April 28, 2006	/s/ Russell Noles Russell Noles	April 28, 2006

Bret L. Benham	April [ ], 2006	/s/ Frances Nolan Frances Nolan	April 28, 2006

/s/ Monica D. Calhoun Monica D. Calhoun	April 28, 2006	Dermot J. O’Brien	April [ ], 2006

Scott C. Evans	April [ ], 2006	/s/ Keith H. Rauschenbach Keith H. Rauschenbach	April 28, 2006

/s/ I. Steven Goldstein I. Steven Goldstein	April 28, 2006	/s/ Bertram L. Scott Bertram L. Scott	April 28, 2006

/s/ Glenn A. MacFarlane Glenn A. MacFarlane	April 28, 2006	/s/ John A. Somers John A. Somers	April 28, 2006

Erwin W. Martens	April [ ], 2006

Exhibit Index

(8)	(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005

(9)		Legality Opinion and Consent of George W. Madison, Esquire

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP

	(B)	Consent of PricewaterhouseCoopers LLP

	(C)	Consents of Ernst & Young LLP